PART III	Free Writing Prospectus Filed Pursuant to Rule 433 Registration Statement No. 333-177923 Dated February 4, 2014

- Asia-Pacific Equity Rotator 10 Index | Index Family : Asia-Pacific Equity Rotator

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Asset Class	Multi Asset	**Region**	Asia	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Multiple Method	**Bloomberg ID**	CUPAERO	**Reuters ID**		**Core Index**	No		

Description: The J.P. Morgan Asia-Pacific Equity Rotator 10 is an index which offers investors an efficient way to gain exposure to the Asia-Pacific market

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 28 January 2013 to 30 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	92.86	30-Jan-2014
High	97.27	15-May-2013
Low	90.21	25-Jun-2013
Start	93.00	27-Dec-2013
End	92.86	30-Jan-2014

Risk Measures

Volatility	9.50%
Sharpe Ratio	0.27
Maximum Drawdown	-7.26%
Monthly Maximum Drawdown	-0.04%
Embedded Index Fee	---

Return Statistics

Annualized Return	2.54%
Number of Positive Months	6
Number of Negative Months	7

Return

Daily Return	-0.61%
Month to Date Return	---
Quarter To Date Return	-0.24%
Year To Date Return	-0.24%
3 Month Return	-2.92%
6 Month Return	1.20%
1 Year Return	1.40%
3 Year Return	-1.09%
5 Year Return	-1.09%


Index Levels**
108
106
104
102
100
98
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-30-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-0.15	0.31	---	---	---	---	---	---	---	---	---	---	-0.15

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-0.15	0.31	—	—	—	—	—	—	—	—	—	—	-0.15
2013	1.06	2.33	-0.93	1.87	2.13	-4.20	0.78	-1.89	2.86	2.48	-1.92	-1.00	4.31

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the index. There is no guarantee that the index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the index. The level of the index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic-return calculations, logarithmic-returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Asia-Pacific Equity Rotator 10 Index | Index Family : Asia-Pacific Equity Rotator

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Asset Class	Multi Asset	**Region**	Asia	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Multiple Method	**Bloomberg ID**	CUPAERO	**Reuters ID**		**Core Index**	No		

Description: The J.P. Morgan Asia-Pacific Equity Rotator 10 is an index which offers investors an efficient way to gain exposure to the Asia-Pacific market.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Asia-Pacific Equity Rotator 10 Index	92.86	30-Jan-2014	2.54%	2.55%	6	9.50%	0.27	-7.20%	--

Index Levels**


108
106
104
102
100
98
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


9.8%
9.4%
9%
8.6%
8.2%
7.8%
7.4%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- J.P. Morgan Asia-Pacific Equity Rotator 5 | Index Family : Asia-Pacific Equity Rotator

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Asset Class	Equity	**Region**	Asia	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Budgeting	**Bloomberg ID**	CUPAER5	**Reuters ID**		**Core Index**	No		

Description: The J.P. Morgan Asia-Pacific Equity Rotator 5 is an index which offers investors an efficient way to gain exposure to the Asia-Pacific market.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year Start Date: dd-mmm-yyyy End Date: dd-mmm-yyyy OK

Selected Period: 31 January 2013 to 30 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	97.20	30-Jan-2014
High	99.06	15-May-2013
Low	94.92	25-Jun-2013
Start	96.50	27-Dec-2013
End	97.20	30-Jan-2014

Risk Measures

Volatility	5.14%
Sharpe Ratio	0.31
Maximum Drawdown	-4.18%
Monthly Maximum Drawdown	-0.02%
Embedded Index Fee	—

Return Statistics

Annualized Return	1.57%
Number of Positive Months	6
Number of Negative Months	7

Return

Daily Return	-0.38%
Month to Date Return	—
Quarter To Date Return	0.68%
Year To Date Return	0.68%
3 Month Return	-0.67%
6 Month Return	1.42%
1 Year Return	1.32%
3 Year Return	-2.20%
5 Year Return	12.92%


Index Levels**
105
104
103
102
101
100
99
98
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Selected Start Date: 01-31-2013 Selected End Date: 01-30-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	0.73	0.31	—	—	—	—	—	—	—	—	—	—	0.73

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
2013	1.12	0.00	0.08	1.33	1.12	-2.49	0.45	-0.75	1.41	1.24	-0.87	-0.53	1.97

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.
5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index has a limited operating history.
- The Index comprises notional assets and liabilities and the exposures to the dynamic basket that tracks the excess returns of the constituents of the Index above the JPMorgan Cash Index USD 3 Month are purely notional. There is no actual portfolio of assets to which any person is entitled or in which any person has any ownership interest.
- The Index does not target a specific volatility (5% or otherwise) for the synthetic portfolio as a whole, and, due to potential correlation among the constituents of the Index and individual weighting caps, the actual realized volatility of the Index may be greater than or less than 5%.
- The Index seeks to capitalize on positive market price trends based on the supposition that positive market price trends may continue. This Index is different from a strategy that seeks long-term exposure to a portfolio consisting of constant components with fixed weights. The Index may fail to realize gains that could occur from holding assets that have experienced price declines, but experience a sudden price spike thereafter.
- The Index will be subject to the performance of certain Asia-Pacific equity markets. The performance of such markets may be subject to a global or regional recession or a prolonged negative trend. Under these circumstances, the Index may have exposure only to the J.P.Morgan U.S. Treasury Notes Futures Tracker (the "Bond Constituent") for an extended period of time and no exposure to any Asia-Pacific equity index or equity future tracker (an "Equity Constituent"), if every Equity Constituent is in a negative trend. Your return may be adversely affected by a prolonged exposure to only the Bond Constituent.
- The Index may use leverage to increase the return from any Equity Constituent or Bond Constituent (each a "Non-Cash Constituent") because the sum of the weights of the constituents included in the synthetic portfolio underlying the Index may be greater than 100%, up to a maximum total weight of 220%. In particular, the use of leverage will magnify any negative performance of the relevant Non-Cash Constituents which in turn could cause you to receive a lower payment at maturity than you would otherwise receive. In addition, the futures tracker constituents are composed of highly leveraged instruments, such as futures contracts.
- Because of the method by which the weight of each Non-Cash Constituent selected for inclusion in the synthetic portfolio underlying the Index is determined, the weight of a selected Non-Cash Constituent generally decreases as its annualized realized volatility during the month preceding the relevant Index rebalancing day increases. If one or more of the selected Non-Cash Constituents experienced heightened volatility over the relevant period, the total weight of the Non-Cash Constituents included in the synthetic portfolio may be less than 100%. A total weight of less than 100% means that the Index is partially uninvested and, accordingly, the Index will reflect no return with respect to the uninvested portion.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Under certain circumstances, one or more of the Non-Cash Constituents may be replaced by the Cash Constituent or may be removed, which may result in the portfolio being partially or wholly uninvested.
- Performances among the constituents of the Index may become highly correlated from time to time during the term of your investment. High correlation during periods of negative returns among the constituents of the Index representing any one sector or asset type that have a substantial weighting in the Index could have a material adverse effect on the performance of the Index. Changes in the values of the Basket Constituents may offset each other.
- The policies and judgments for which J.P. Morgan Securities plc ("JPMS plc") is responsible could have an impact positive or negative, on the level of the Index and the value of your investment. JPMS plc is under no obligation to consider your interest as an investor in securities linked to the Index.
- The Index is subject to risks associated with non-U.S. markets, including emerging markets and currency exchange risks.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, any relevant underlying supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns

Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the applicable Index use simulated analysis and hypothetical circumstances and may use assumptions not used in live index level calculations to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the applicable Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the applicable Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure

We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- J.P. Morgan Asia-Pacific Equity Rotator 5 | Index Family : Asia-Pacific Equity Rotator

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Asset Class	Equity	**Region**	Asia	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Budgeting	**Bloomberg ID**	CUPAER5	**Reuters ID**		**Core Index**	No		

Description: The J.P. Morgan Asia-Pacific Equity Rotator 5 is an index which offers investors an efficient way to gain exposure to the Asia-Pacific market.

SUMMARY | ANALYSIS & COMPARISIONS

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Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

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Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
J.P. Morgan Asia-Pacific Equity Rotator 5	97.20	30-Jan-2014	1.57%	1.57%	6	5.14%	0.31	-4.18%	--

Index Levels(1)


105
104
103
102
101
100
99
98
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


5.2%
5%
4.8%
4.6%
4.4%
4.2%
4%
3.8%
3.6%
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- J.P.Morgan Asia Pacific Equity Rotator Index 5 (KRW) | Index Family : Asia-Pacific Equity Rotator

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Asset Class	Equity	**Region**	Asia	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	KRW
Risk Method	Risk Budgeting	**Bloomberg ID**	CUPKAE5	**Reuters ID**		**Core Index**	No		

Description: An index providing efficient exposure to 10 Asia pacific equity underlyings, with the feature of "flight to quality" during market downturn periods.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 29 January 2013 to 29 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	98.15	29-Jan-2014
High	100.46	20-May-2013
Low	96.86	24-Jun-2013
Start	99.30	27-Dec-2013
End	98.15	29-Jan-2014

Risk Measures

Volatility	4.89%
Sharpe Ratio	---
Maximum Drawdown	-3.58%
Monthly Maximum Drawdown	-0.02%
Embedded Index Fee	---

Return Statistics

Annualized Return	-0.09%
Number of Positive Months	7
Number of Negative Months	6

Return

Daily Return	0.06%
Month to Date Return	---
Quarter To Date Return	-0.81%
Year To Date Return	-0.81%
3 Month Return	-1.86%
6 Month Return	0.34%
1 Year Return	-0.09%
3 Year Return	-2.53%
5 Year Return	-2.53%


Index Levels**
104
103
102
101
100
99
98
97
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-29-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-1.16	0.06	---	---	---	---	---	---	---	---	---	---	-1.06

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2013	0.31	0.45	-0.35	-0.18	1.53	-1.64	-0.13	-0.52	1.39	1.33	-0.92	0.18	1.39

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) **Short Summary of the Risks**

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- J.P.Morgan Asia Pacific Equity Rotator Index 5 (KRW) | Index Family : Asia-Pacific Equity Rotator

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Asset Class	Equity	**Region**	Asia	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	KRW
Risk Method	Risk Budgeting	**Bloomberg ID**	CUPKAE5	**Reuters ID**		**Core Index**	No		

Description: An index providing efficient exposure to 10 Asia pacific equity underlyings, with the feature of "flight to quality" during market downturn periods.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
J.P.Morgan Asia Pacific Equity Rotator Index 5 (KRW)	98.15	29-Jan-2014	-0.08%	-0.08%	7	4.89%	—	-3.68%	—


Index Levels<<
104
103
102
101
100
99
98
97
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13


Volatility(%)
1 M
3 M
6 M
1 Yr


Drawdown
5.2%
5%
4.8%
4.6%
4.4%
4.2%
4%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- JP Morgan Credit Europe Crossover Momentum Index | Index Family : Credit strategy

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Asset Class	Fixed Income	**Region**	EMEA	**Strategy Style**	Momentum	**Strategy Type**	Alternative Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	JCREMOXO	**Reuters ID**		**Core Index**	No		

Description: Underlying is Markit ITRAXX XOVER Excess Return Index

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 31 January 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	122.75	31-Jan-2014
High	125.01	17-Jan-2014
Low	112.06	06-Mar-2013
Start	124.37	31-Dec-2013
End	122.75	31-Jan-2014

Risk Measures

Volatility	7.12%
Sharpe Ratio	1.18
Maximum Drawdown	-4.88%
Monthly Maximum Drawdown	-0.02%
Embedded Index Fee	---

Return Statistics

Annualized Return	8.37%
Number of Positive Months	7
Number of Negative Months	6

Return

Daily Return	-0.54%
Month to Date Return	---
Quarter To Date Return	-1.30%
Year To Date Return	-1.30%
3 Month Return	2.01%
6 Month Return	6.35%
1 Year Return	7.94%
3 Year Return	22.75%
5 Year Return	22.75%


Index Levels**
112
110
108
106
104
102
100
98
96
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14
Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-1.30	-0.77	---	---	---	---	---	---	---	---	---	---	-1.30

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	[illegible]	[illegible]	--	--	--	--	--	--	--	--	--	--	[illegible]
2013	1.98	-0.10	-0.59	4.32	-0.85	0.58	-1.67	-0.96	2.19	3.59	1.29	1.78	11.98

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the index. There is no guarantee that the index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the index. The level of the index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

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- JP Morgan Credit Europe Crossover Momentum Index | Index Family : Credit strategy

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Asset Class	Fixed Income	**Region**	EMEA	**Strategy Style**	Momentum	**Strategy Type**	Alternative Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	JCREMOXO	**Reuters ID**		**Core Index**	No		

Description: Underlying is Markit ITRAXX XOVER Excess Return Index

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

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None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JP Morgan Credit Europe Crossover Momentum Index	122.75	31-Jan-2014	8.37%	8.37%	7	7.12%	1.18	-4.88%	-3 M -20 D

Index Levels**



112
110
108
106
104
102
100
98
96
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown



9.2%
8.8%
8.4%
8%
7.6%
7.2%
6.8%
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- JP Morgan Credit Europe Crossover Risk Control Carry Index | Index Family : Credit strategy

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Asset Class	Fixed Income	**Region**	EMEA	**Strategy Style**	Carry	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	Risk Budgeting	**Bloomberg ID**	JCRERCXO	**Reuters ID**		**Core Index**	No		

Description: Underlying is Markit ITRAXX XOVER Excess Return Index\x0a

SUMMARY ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 31 January 2013 to 31 January 2014 Export Current Statistics

Index Level Data

	Level	Date
Current	120.29	31-Jan-2014
High	122.50	17-Jan-2014
Low	109.50	26-Feb-2013
Start	121.80	31-Dec-2013
End	120.29	31-Jan-2014

Risk Measures

Volatility	5.08%
Sharpe Ratio	1.80
Maximum Drawdown	-4.28%
Monthly Maximum Drawdown	-0.03%
Embedded Index Fee	---

Return Statistics

Annualized Return	9.16%
Number of Positive Months	8
Number of Negative Months	5

Return

Daily Return	-0.34%
Month to Date Return	---
Quarter To Date Return	-1.24%
Year To Date Return	-1.24%
3 Month Return	2.00%
6 Month Return	4.75%
1 Year Return	8.87%
3 Year Return	20.29%
5 Year Return	20.29%


Index Levels**
114
112
110
108
106
104
102
100
98
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14
Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-1.24	-0.58	---	---	---	---	---	---	---	---	---	---	-1.24

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	[illegible]	[illegible]	—	—	—	—	—	—	—	—	—	—	[illegible]
2013	1.31	0.13	0.82	3.11	-0.09	-1.38	1.93	-0.61	1.28	2.32	1.27	1.70	11.97

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- JP Morgan Credit Europe Crossover Risk Control Carry Index | Index Family : Credit strategy

Return to List Page | Indices Home

Asset Class	Fixed Income	**Region**	EMEA	**Strategy Style**	Carry	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	Risk Budgeting	**Bloomberg ID**	JCRERCXO	**Reuters ID**		**Core Index**	No		

Description: Underlying is Markit ITRAXX XOVER Excess Return Index\x0a

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with ◉ None ○ Reference Indices ○ Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JP Morgan Credit Europe Crossover Risk Control Carry Index	120.29	31-Jan-2014	9.16%	9.16%	8	5.08%	1.80	-4.28%	-4 M -17 D

Index Levels**


114
112
110
108
106
104
102
100
98
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

Volatility(%)

○ 1 M ○ 3 M ○ 6 M ◉ 1 Yr

Drawdown


5.3%
5.2%
5.1%
5%
4.9%
4.8%
4.7%
4.6%
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- JP Morgan Credit Europe Main Momentum Index | Index Family : Credit strategy

Return to List Page | Indices Home

Asset Class	Fixed Income	**Region**	EMEA	**Strategy Style**	Momentum	**Strategy Type**	Alternative Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	JCREMOEU	**Reuters ID**		**Core Index**	No		

Description: Underlying is Markit ITRAXX MAIN Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year Start Date: dd-mmm-yyyy End Date: dd-mmm-yyyy OK

Selected Period: 31 January 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	103.21	31-Jan-2014
High	103.69	07-Jan-2014
Low	100.90	18-Apr-2013
Start	103.63	31-Dec-2013
End	103.21	31-Jan-2014

Risk Measures

Volatility	2.15%
Sharpe Ratio	-0.05
Maximum Drawdown	-2.40%
Monthly Maximum Drawdown	-0.01%
Embedded Index Fee	---

Return Statistics

Annualized Return	-0.12%
Number of Positive Months	7
Number of Negative Months	6

Return

Daily Return	0.03%
Month to Date Return	---
Quarter To Date Return	-0.40%
Year To Date Return	-0.40%
3 Month Return	0.41%
6 Month Return	1.56%
1 Year Return	-0.16%
3 Year Return	3.21%
5 Year Return	3.21%


Index Levels**
102
101
100
99
98
97
96
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14
Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-0.40	0.07	---	---	---	---	---	---	---	---	---	---	-0.40

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-0.45	0.01	—	—	—	—	—	—	—	—	—	—	-0.45
2013	0.33	-0.70	-1.13	0.24	-0.13	0.27	-0.39	-0.20	0.48	1.17	0.27	0.49	0.02

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data

Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures

Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- JP Morgan Credit Europe Main Momentum Index | Index Family : Credit strategy

Return to List Page | Indices Home

Asset Class	Fixed Income	**Region**	EMEA	**Strategy Style**	Momentum	**Strategy Type**	Alternative Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	JCREMOEU	**Reuters ID**		**Core Index**	No		

Description: Underlying is Markit ITRAXX MAIN Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with

None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JP Morgan Credit Europe Main Momentum Index	103.21	31-Jan-2014	-0.12%	-0.12%	7	2.15%	-0.05	-2.40%	-1 M -16 D

Index Levels**


102
101
100
99
98
97
96
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


3%
2.8%
2.6%
2.4%
2.2%
2%
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

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- JP Morgan Credit Europe Main Risk Control Carry Index | Index Family : Credit strategy

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Asset Class	Fixed Income	**Region**	EMEA	**Strategy Style**	Carry	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	Risk Budgeting	**Bloomberg ID**	JCRERCEU	**Reuters ID**		**Core Index**	No		

Description: Underlying is Markit ITRAXX MAIN Excess Return Index\x0a

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 31 January 2013 to 31 January 2014 Export Current Statistics

Index Level Data

	Level	Date
Current	111.74	31-Jan-2014
High	114.03	07-Jan-2014
Low	103.75	26-Feb-2013
Start	113.78	31-Dec-2013
End	111.74	31-Jan-2014

Risk Measures

Volatility	5.40%
Sharpe Ratio	1.24
Maximum Drawdown	-4.42%
Monthly Maximum Drawdown	-0.03%
Embedded Index Fee	---

Return Statistics

Annualized Return	6.70%
Number of Positive Months	8
Number of Negative Months	5

Return

Daily Return	-0.09%
Month to Date Return	---
Quarter To Date Return	-1.79%
Year To Date Return	-1.79%
3 Month Return	0.72%
6 Month Return	3.20%
1 Year Return	6.57%
3 Year Return	11.74%
5 Year Return	11.74%



Index Levels**
110
108
106
104
102
100
98
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14
Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-1.79	-0.23	--	--	--	--	--	--	--	--	--	--	-1.79

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-1.79	-0.23	—	—	—	—	—	—	—	—	—	—	-1.79
2013	0.69	-0.31	-0.11	3.44	-0.24	-1.58	1.80	-0.48	0.96	2.50	0.84	1.54	9.39

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data

Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures

Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 6% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

+ Expand/Collapse Index Navigation

- JP Morgan Credit Europe Main Risk Control Carry Index | Index Family : Credit strategy

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Asset Class	Fixed Income	**Region**	EMEA	**Strategy Style**	Carry	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	Risk Budgeting	**Bloomberg ID**	JCRERCEU	**Reuters ID**		**Core Index**	No		

Description: Underlying is Markit ITRAXX MAIN Excess Return Index\x0a

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mm-yyyy End Date dd-mm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JP Morgan Credit Europe Main Risk Control Carry Index	111.74	31-Jan-2014	0.70%	0.70%	8	5.40%	1.24	-4.42%	-3 M -26 D

Index Levels⁽¹⁾


110
108
106
104
102
100
98
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


5.4%
5.2%
5%
4.8%
4.6%
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- JP Morgan Credit NA HY Momentum Index | Index Family : Credit strategy

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Asset Class	Fixed Income	**Region**	Americas	**Strategy Style**	Momentum	**Strategy Type**	Alternative Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JCREMOHY	**Reuters ID**		**Core Index**	No		

Description: Underlying is Markit CDX HY Excess Return Index\x0a

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 31 January 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	103.83	31-Jan-2014
High	110.44	09-May-2013
Low	100.76	13-Sep-2013
Start	106.08	31-Dec-2013
End	103.83	31-Jan-2014

Risk Measures

Volatility	6.89%
Sharpe Ratio	0.12
Maximum Drawdown	-8.78%
Monthly Maximum Drawdown	-0.03%
Embedded Index Fee	---

Return Statistics

Annualized Return	0.83%
Number of Positive Months	7
Number of Negative Months	6

Return

Daily Return	-0.22%
Month to Date Return	---
Quarter To Date Return	-2.38%
Year To Date Return	-2.38%
3 Month Return	0.37%
6 Month Return	-0.41%
1 Year Return	0.20%
3 Year Return	3.83%
5 Year Return	3.83%


Index Levels**
110
108
106
104
102
100
98
96
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14
Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-2.12	-0.03	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	-2.12

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-2.12	-0.03	—	—	—	—	—	—	—	—	—	—	-2.12
2013	2.49	0.80	1.47	3.14	-0.71	-0.58	-3.18	-0.94	-1.59	2.22	0.92	1.49	5.58

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calender month]. The Year to Date Return may be based on hypothetical, historical indec levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- JP Morgan Credit NA HY Momentum Index | Index Family : Credit strategy

Return to List Page | Indices Home

Asset Class	Fixed Income	**Region**	Americas	**Strategy Style**	Momentum	**Strategy Type**	Alternative Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JCREMOHY	**Reuters ID**		**Core Index**	No		

Description: Underlying is Markit CDX HY Excess Return Index\x0a

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JP Morgan Credit NA HY Momentum Index	103.83	31-Jan-2014	0.83%	0.83%	7	6.89%	0.12	-8.76%	-


Index Levels**
110
108
106
104
102
100
98
96
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

Volatility(%) 1 M 3 M 6 M 1 Yr


Drawdown
8.2%
8%
7.8%
7.6%
7.4%
7.2%
7%
6.8%
6.6%
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

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- JP Morgan Credit NA HY Risk Control Carry Index | Index Family : Credit strategy

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Asset Class	Fixed Income	**Region**	Americas	**Strategy Style**	Carry	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Budgeting	**Bloomberg ID**	JCRERCHY	**Reuters ID**		**Core Index**	No		

Description: Underlying is Markit CDX HY Excess Return Index\x0a

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 31 January 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	114.66	31-Jan-2014
High	116.64	01-Jan-2014
Low	107.13	05-Feb-2013
Start	116.34	31-Dec-2013
End	114.66	31-Jan-2014

Risk Measures

Volatility	5.42%
Sharpe Ratio	1.29
Maximum Drawdown	-4.99%
Monthly Maximum Drawdown	-0.03%
Embedded Index Fee	---

Return Statistics

Annualized Return	6.97%
Number of Positive Months	9
Number of Negative Months	4

Return

Daily Return	0.21%
Month to Date Return	---
Quarter To Date Return	-1.69%
Year To Date Return	-1.69%
3 Month Return	0.90%
6 Month Return	2.59%
1 Year Return	6.52%
3 Year Return	14.66%
5 Year Return	14.66%


Index Levels**
110
108
106
104
102
100
98
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14
Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-1.45	0.06	—	—	—	—	—	—	—	—	—	—	-1.45
2013	1.79	0.60	1.07	2.56	-0.79	-1.60	2.13	-0.78	1.35	1.49	0.85	1.43	10.48

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.

5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.

Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.

Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic-return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns

Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure

We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- JP Morgan Credit NA HY Risk Control Carry Index | Index Family : Credit strategy

Return to List Page | Indices Home

Asset Class	Fixed Income	**Region**	Americas	**Strategy Style**	Carry	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Budgeting	**Bloomberg ID**	JCRERCHY	**Reuters ID**		**Core Index**	No		

Description: Underlying is Markit CDX HY Excess Return Index\x0a

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JP Morgan Credit NA HY Risk Control Carry Index	114.66	31-Jan-2014	6.97%	6.97%	9	5.42%	1.29	-4.99%	-3 M -19 D

Index Levels**


110
108
106
104
102
100
98
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


5.8%
5.6%
5.4%
5.2%
5%
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- JP Morgan Credit NA IG Momentum Index | Index Family : Credit strategy

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Asset Class	Fixed Income	**Region**	Americas	**Strategy Style**	Momentum	**Strategy Type**	Alternative Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JCREMOIG	**Reuters ID**		**Core Index**	No		

Description: Underlying is Markit CDX IG Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 31 January 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	101.78	31-Jan-2014
High	102.61	25-Jun-2013
Low	100.84	31-Jan-2013
Start	102.25	31-Dec-2013
End	101.78	31-Jan-2014

Risk Measures

Volatility	1.60%
Sharpe Ratio	0.58
Maximum Drawdown	-1.56%
Monthly Maximum Drawdown	-0.01%
Embedded Index Fee	---

Return Statistics

Annualized Return	0.93%
Number of Positive Months	8
Number of Negative Months	5

Return

Daily Return	-0.04%
Month to Date Return	---
Quarter To Date Return	-0.53%
Year To Date Return	-0.53%
3 Month Return	0.10%
6 Month Return	0.05%
1 Year Return	0.74%
3 Year Return	1.70%
5 Year Return	1.78%


Index Levels**
102
101.8
101.6
101.4
101.2
101
100.8
100.6
100.4
100.2
100
99.8
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14
Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-0.45	-0.08	—	—	—	—	—	—	—	—	—	—	-0.45
2013	0.39	0.19	0.25	0.80	-0.10	0.13	-0.52	-0.17	-0.18	0.46	0.23	0.32	1.79

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final colums reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical backtested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the Index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- JP Morgan Credit NA IG Momentum Index | Index Family : Credit strategy

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Asset Class	Fixed Income	**Region**	Americas	**Strategy Style**	Momentum	**Strategy Type**	Alternative Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JCREMOIG	**Reuters ID**		**Core Index**	No		

Description: Underlying is Markit CDX IG Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JP Morgan Credit NA IG Momentum Index	101.78	31-Jan-2014	0.93%	0.93%	8	1.00%	0.58	-1.56%	--

Index Levels**


101.8
101.4
101
100.6
100.2
99.8
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


2.3%
2.2%
2.1%
2%
1.9%
1.8%
1.7%
1.6%
1.5%
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- JP Morgan Credit NA IG Risk Control Carry Index | Index Family : Credit strategy

Return to List Page | Indices Home

Asset Class	Fixed Income	**Region**	Americas	**Strategy Style**	Carry	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Budgeting	**Bloomberg ID**	JCRERCIG	**Reuters ID**		**Core Index**	No		

Description: Underlying is Markit CDX IG Excess Return Index\x0a

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 31 January 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	113.84	31-Jan-2014
High	115.76	27-Dec-2013
Low	106.12	31-Jan-2013
Start	115.42	31-Dec-2013
End	113.84	31-Jan-2014

Risk Measures

Volatility	5.53%
Sharpe Ratio	1.31
Maximum Drawdown	-4.76%
Monthly Maximum Drawdown	-0.03%
Embedded Index Fee	---

Return Statistics

Annualized Return	7.27%
Number of Positive Months	9
Number of Negative Months	4

Return

Daily Return	0.17%
Month to Date Return	---
Quarter To Date Return	-1.62%
Year To Date Return	-1.62%
3 Month Return	0.86%
6 Month Return	2.40%
1 Year Return	6.67%
3 Year Return	13.84%
5 Year Return	13.84%


Index Levels**
112
110
108
106
104
102
100
98
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14
Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-1.37	0.70	--	--	--	--	--	--	--	--	--	--	-1.37

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

[illegible]	[illegible]	[illegible]	—	—	—	—	—	—	—	—	—	—	[illegible]
2013	1.25	0.61	0.73	2.85	-0.48	-1.41	1.94	-0.94	1.59	1.40	0.92	1.29	10.13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

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- JP Morgan Credit NA IG Risk Control Carry Index | Index Family : Credit strategy

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Asset Class	Fixed Income	**Region**	Americas	**Strategy Style**	Carry	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Budgeting	**Bloomberg ID**	JCRERCIG	**Reuters ID**		**Core Index**	No		

Description: Underlying is Markit CDX IG Excess Return Index\x0a

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JP Morgan Credit NA IG Risk Control Carry Index	113.84	31-Jan-2014	7.27%	7.27%	9	5.53%	1.31	-4.78%	-3 M -25 D

Index Levels**



112
110
108
106
104
102
100
98
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown



100%
80%
60%
40%
20%
0%

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- CurveTraderH+ | Index Family : Curve Trader

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Asset Class	Fixed Income	**Region**	Multi Region	**Strategy Style**	Multi Strategy	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JPCVHUS	**Reuters ID**		**Core Index**	No		

Description: Provides synthetic exposure to the steepening and flattening of yield curves through futures across the European and U.S. markets

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: --- to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	216.58	31-Jan-2014
High	217.53	22-Jan-2014
Low	216.58	31-Jan-2014
Start	---	28-Jan-2014
End	216.58	31-Jan-2014

Risk Measures

Volatility	1.66%
Sharpe Ratio	-6.11
Maximum Drawdown	-0.44%
Monthly Maximum Drawdown	-0.00%
Embedded Index Fee	---

Return Statistics

Annualized Return	-10.12%
Number of Positive Months	0
Number of Negative Months	1

Return

Daily Return	-0.11%
Month to Date Return	---
Quarter To Date Return	-0.41%
Year To Date Return	-0.41%
3 Month Return	-0.41%
6 Month Return	-0.41%
1 Year Return	-0.41%
3 Year Return	-0.41%
5 Year Return	-0.41%

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	---	-0.27	---	---	---	---	---	---	---	---	---	---	---

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved


Index Levels**
101
100.8
100.6
100.4
100.2
100
99.8
99.6
99.4
99.2
99
98.8
17 Jan
24 Jan
31 Jan
Selected Start Date: 01-17-2014 Selected End Date: 01-31-2014

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the index. There is no guarantee that the index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the index. The level of the index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

There is no guarantee that the Index will achieve the Best Month Return in the future.

Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.

Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above

Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns

Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure

We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

J.P.Morgan Welcome to J.P. Morgan Markets. DAP_TEST2-FOR PENETRATION TESTING DAP_TEST2 Log Out Contact Us Help My Quick Links Search Research and Analytics

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HOME INDICES

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- CurveTraderH+ | Index Family : Curve Trader

Return to List Page | Indices Home

Asset Class	Fixed Income	**Region**	Multi Region	**Strategy Style**	Multi Strategy	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JPCVHUS	**Reuters ID**		**Core Index**	No		

Description: Provides synthetic exposure to the steepening and flattening of yield curves through futures across the European and U.S. markets

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
CurveTraderH+	216.58	31-Jan-2014	-10.12%	-0.41%	0	1.88%	-8.11	-0.44%	–

Index Levels**



100.8
100.4
100
99.6
99.2
98.8
17 Jan
24 Jan
31 Jan

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown



1.6%
1.2%
0.8%
0.4%
0%
17 Jan
24 Jan
31 Jan

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

J.P.Morgan Welcome to J.P. Morgan Markets, DAP_TEST2-FOR PENETRATION TESTING DAP_TEST2 Log Out Contact Us Help My Quick Links Search Research and Analytics

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Asset Class	Fixed Income	**Region**	Multi Region	**Strategy Style**	Multi Strategy	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JPCVTUS	**Reuters ID**		**Core Index**	Yes		

Description: Provides synthetic exposure to the steepening and flattening of yield curves through futures across the European and U.S. markets

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year Start Date: dd-mmm-yyyy End Date: dd-mmm-yyyy OK

Selected Period: — to 31 January 2014 Export Current Statistics

Index Level Data

	Level	Date
Current	239.55	31-Jan-2014
High	241.04	17-Jan-2014
Low	239.55	31-Jan-2014
Start	—	28-Jan-2014
End	239.55	31-Jan-2014

Risk Measures

Volatility	1.63%
Sharpe Ratio	-9.16
Maximum Drawdown	-0.62%
Monthly Maximum Drawdown	-0.01%
Embedded Index Fee	—

Return Statistics

Annualized Return	-14.95%
Number of Positive Months	0
Number of Negative Months	1

Return

Daily Return	-0.19%
Month to Date Return	—
Quarter To Date Return	-0.62%
Year To Date Return	-0.62%
3 Month Return	-0.62%
6 Month Return	-0.62%
1 Year Return	-0.62%
3 Year Return	-0.62%
5 Year Return	-0.62%

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	—	-0.42	—	—	—	—	—	—	—	—	—	—	—

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Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	—	-0.42	—	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—	—	—	—

Index Levels**


100
99.8
99.6
99.4
99.2
99
98.8
17 Jan
24 Jan
31 Jan

Selected Start Date: 01-17-2014 **Selected End Date:** 01-31-2014

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the Index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserve

- CurveTraderM+ | Index Family : Curve Trader

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Asset Class	Fixed Income	**Region**	Multi Region	**Strategy Style**	Multi Strategy	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JPCVTUS	**Reuters ID**		**Core Index**	Yes		

Description: Provides synthetic exposure to the steepening and flattening of yield curves through futures across the European and U.S. markets

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year | Start Date dd-mmm-yyyy | End Date dd-mmm-yyyy | OK

Compare with

None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
CurveTraderM+	239.55	31-Jan-2014	-14.95%	-0.62%	0	1.63%	-9.16	-0.62%	--

Index Levels**


100
99.8
99.6
99.4
99.2
99
98.8
17 Jan
24 Jan
31 Jan

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


2%
1.6%
1.2%
0.8%
0.4%
0%
17 Jan
24 Jan
31 Jan

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- AKBANK Natural Resources RC 10 Index | Index Family : EQCO Index Family

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Asset Class	Equity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Budgeting	**Bloomberg ID**	ECJPAKBA	**Reuters ID**		**Core Index**	Yes		

Description: AKBANK Natural Resources RC 10 Index provides Risk Controlled exposure to the Natural Resources Stocks with the focus on Agriculture. For indicative pricing please contact AKBANK.

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: --- to 31 January 2014 Export Current Statistics

Index Level Data

	Level	Date
Current	88.59	31-Jan-2014
High	98.74	30-May-2013
Low	88.59	31-Jan-2014
Start	94.08	30-Dec-2013
End	88.59	31-Jan-2014

Risk Measures

Volatility	9.19%
Sharpe Ratio	-1.57
Maximum Drawdown	-10.28%
Monthly Maximum Drawdown	-0.06%
Embedded Index Fee	---

Return Statistics

Annualized Return	-14.47%
Number of Positive Months	4
Number of Negative Months	5

Return

Daily Return	-0.34%
Month to Date Return	---
Quarter To Date Return	-5.31%
Year To Date Return	-5.31%
3 Month Return	-2.68%
6 Month Return	-1.97%
1 Year Return	-10.12%
3 Year Return	-10.12%
5 Year Return	-10.12%

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-5.84	-1.33	—	—	—	—	—	—	—	—	—	—	-5.84
2013	—	—	—	—	—	-3.88	-3.66	-0.44	0.97	0.49	0.57	2.79	—


Index Levels**
102
100
98
96
94
92
90
88
May 13
Jun 13
Jul 13
Aug 13
Sep 13
Oct 13
Nov 13
Dec 13
Jan 14
Selected Start Date: 05-27-2013 Selected End Date: 01-31-2014

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 578-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- AKBANK Natural Resources RC 10 Index | Index Family : EQCO Index Family

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Asset Class	Equity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Budgeting	**Bloomberg ID**	ECJPAKBA	**Reuters ID**		**Core Index**	Yes		

Description: AKBANK Natural Resources RC 10 Index provides Risk Controlled exposure to the Natural Resources Stocks with the focus on Agriculture. For indicative pricing please contact AKBANK.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
AKBANK Natural Resources RC 10 Index	88.59	31-Jan-2014	-14.47%	-10.12%	4	9.19%	-1.57	-10.28%	-

Index Levels**


102
100
98
96
94
92
90
88
May 13
Jul 13
Sep 13
Nov 13
Jan 14

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


14%
12%
10%
8%
6%
4%
2%
0%
May 13
Jul 13
Sep 13
Nov 13
Jan 14

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- ETF Efficiente 5 | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Americas	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Minimizing	**Bloomberg ID**	EEJPUS5E	**Reuters ID**		**Core Index**	Yes		

Description: Applies the modern portfolio theory approach to asset allocation to a cross asset universe of ETFs, rebalancing monthly to the portfolio weights that historically maximized returns for a 5% target volatility

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 31 January 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	119.09	31-Jan-2014
High	122.22	21-May-2013
Low	114.04	24-Jun-2013
Start	121.13	31-Dec-2013
End	119.09	31-Jan-2014

Risk Measures

Volatility	5.65%
Sharpe Ratio	0.19
Maximum Drawdown	-6.69%
Monthly Maximum Drawdown	-0.05%
Embedded Index Fee	---

Return Statistics

Annualized Return	1.06%
Number of Positive Months	7
Number of Negative Months	6

Return

Daily Return	-0.47%
Month to Date Return	---
Quarter To Date Return	-1.19%
Year To Date Return	-1.19%
3 Month Return	0.24%
6 Month Return	0.43%
1 Year Return	0.91%
3 Year Return	19.92%
5 Year Return	37.61%


Index Levels**
104
102
100
98
96
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14
Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-1.68	-0.81	—	—	—	—	—	—	—	—	—	—	-1.68
2013	-0.37	0.14	0.34	2.93	-4.25	-0.93	2.21	-1.19	0.69	1.25	0.95	0.82	2.41

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

returns.

6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.

5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- There are risks associated with a momentum-based investment strategy. The Index is different from a strategy that seeks long-term exposure to a portfolio consisting of constant components with fixed weights. The Index may fail to realize gains that could occur from holding assets that have experienced price declines, but experience a sudden price spike thereafter.
- Correlation of performances among the basket constituents may reduce the performance of the Index. Performances among the basket constituents composing the Index from time to time (the "Basket Constituents") may become highly correlated from time to time during the term of your investment. High correlation during periods of negative returns among Basket Constituents representing any one sector or asset type that have a substantial weighting in the Index could have a material adverse effect on the performance of the Index.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the calculation agent and may adjust the Index in a way that affects its level. The policies and judgments for which JPMS plc is responsible could have an impact, positive or negative, on the level of the Index and the value of your investment. JPMS plc is under no obligation to consider your interest as an investor with returns linked to the Index.
- The Index may not be successful, may not outperform any alternative strategy related to the Basket Constituents, or may not achieve its target volatility of 5%.
- The investment strategy involves quarterly rebalancing and maximum weighting caps applied to the Basket Constituents by asset type and geographical region.
- The Index may be partially uninvested, which could result in a portion or most of the Index reflecting no return.
- Changes in the value of the Basket Constituents may offset each other.
- An investment linked to the Index is subject to risks associated with non-U.S. securities markets, such as emerging markets and currency exchange risk.
- The Index was established on October 29, 2010 and has a limited operating history.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

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HOME | INDICES

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- ETF Efficiente 5 | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Americas	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Minimizing	**Bloomberg ID**	EEJPUSSE	**Reuters ID**		**Core Index**	Yes		

Description: Applies the modern portfolio theory approach to asset allocation to a cross asset universe of ETFs, rebalancing monthly to the portfolio weights that historically maximized returns for a 5% target volatility

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
ETF Efficiente 5	119.09	31-Jan-2014	1.06%	1.06%	7	5.66%	0.19	-8.89%	-

Index Levels*


104
102
100
98
96
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


5.6%
5.2%
4.8%
4.4%
4%
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

(*) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- ETF Efficiente 8 | Index Family : Efficiente

Return to List Page | Indices Home

Asset Class	Multi Asset	**Region**	Americas	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Minimizing	**Bloomberg ID**	EEJPUS8E	**Reuters ID**		**Core Index**	Yes		

Description: ETF Efficiente 8 Index is a notional dynamic basket that tracks the excess return of a basket consisting of twelve exchange-traded funds, with dividends reinvested, and the JPMorgan Cash Index 3 Month, over the return of the Cash Constituent. The weight assigned to each Basket Constituent on a Re-weighting Date will be determined on the day that is two Business Days before the Re-weighting Date by reference to the return and volatilities of multiple hypothetical portfolios comprising the Basket Constituents measured over the immediately preceding Performance Observation Period. The re-weighting methodology seeks to identify a weight for each of the Basket Constituents that would have resulted in the hypothetical portfolio with the highest return over the relevant Performance Observation Period subject to an annualized volatility over the same period equal to or less than 8%.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 31 January 2013 to 31 January 2014 Export Current Statistics

Index Level Data

	Level	Date
Current	125.70	31-Jan-2014
High	128.88	22-Jan-2014
Low	118.24	24-Jun-2013
Start	128.46	31-Dec-2013
End	125.70	31-Jan-2014

Risk Measures

Volatility	8.56%
Sharpe Ratio	0.32
Maximum Drawdown	-8.15%
Monthly Maximum Drawdown	-0.05%
Embedded Index Fee	---

Return Statistics

Annualized Return	2.75%
Number of Positive Months	7
Number of Negative Months	6

Return

Daily Return	-0.48%
Month to Date Return	---
Quarter To Date Return	-1.28%
Year To Date Return	-1.28%
3 Month Return	0.82%
6 Month Return	0.44%
1 Year Return	2.40%
3 Year Return	25.14%
5 Year Return	48.60%


Index Levels**
108
106
104
102
100
98
96
94
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-2.15	-0.03	—	—	—	—	—	—	—	—	—	—	-2.15
2013	0.24	-0.21	0.72	2.04	-2.49	-1.00	2.08	-1.78	1.17	1.20	1.38	1.27	5.25

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Return

Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.

5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Return for Period in the future.

Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.

Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.

Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

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- ETF Efficiente 8 | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Americas	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Minimizing	**Bloomberg ID**	EEJPUS8E	**Reuters ID**		**Core Index**	Yes		

Description: ETF Efficiente 8 Index is a notional dynamic basket that tracks the excess return of a basket consisting of twelve exchange-traded funds, with dividends reinvested, and the JPMorgan Cash Index 3 Month, over the return of the Cash Constituent. The weight assigned to each Basket Constituent on a Re-weighting Date will be determined on the day that is two Business Days before the Re-weighting Date by reference to the return and volatilities of multiple hypothetical portfolios comprising the Basket Constituents measured over the immediately preceding Performance Observation Period. The re-weighting methodology seeks to identify a weight for each of the Basket Constituents that would have resulted in the hypothetical portfolio with the highest return over the relevant Performance Observation Period subject to an annualized volatility over the same period equal to or less than 8%.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
ETF Efficiente 8	125.70	31-Jan-2014	2.75%	2.75%	7	8.56%	0.32	-8.15%	0 M -18 D

Index Levels**



108
106
104
102
100
98
96
94
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown



8.6%
8.2%
7.8%
7.4%
7%
6.6%
6.2%
5.8%
5.4%
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

- ETF Efficiente MOD 5 Index | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Americas	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Minimizing	**Bloomberg ID**	EEJPUS5M	**Reuters ID**		**Core Index**	Yes		

Description: JPMorgan ETF Efficiente MOD 5 Index is a notional dynamic basket that tracks the excess return of a basket consisting of twelve exchange-traded funds, with dividends reinvested, and the JPMorgan Cash Index 3 Month, over the return of the Cash Constituent. The weight assigned to each Basket Constituent on a Re-weighting Date will be determined on the day that is two Business Days before the Re-weighting Date by reference to the return and volatilities of multiple hypothetical portfolios comprising the Basket Constituents measured over the immediately preceding Performance Observation Period. The re-weighting methodology seeks to identify a weight for each of the Basket Constituents that would have resulted in the hypothetical portfolio with the highest return over the relevant Performance Observation Period subject to an annualized volatility over the same period equal to or less than a specified volatility.

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 31 January 2013 to 31 January 2014 Export Current Statistics

Index Level Data

	Level	Date
Current	120.56	31-Jan-2014
High	122.90	22-Jan-2014
Low	114.00	24-Jun-2013
Start	122.45	31-Dec-2013
End	120.56	31-Jan-2014

Risk Measures

Volatility	5.60%
Sharpe Ratio	0.38
Maximum Drawdown	-6.89%
Monthly Maximum Drawdown	-0.05%
Embedded Index Fee	---

Return Statistics

Annualized Return	2.13%
Number of Positive Months	7
Number of Negative Months	6

Return

Daily Return	-0.46%
Month to Date Return	---
Quarter To Date Return	-1.19%
Year To Date Return	-1.19%
3 Month Return	0.48%
6 Month Return	1.70%
1 Year Return	1.98%
3 Year Return	21.53%
5 Year Return	38.43%


Index Levels**
106
104
102
100
98
96
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Monthly and Annual Return Statistics

Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-1.84	-0.80	—	—	—	—	—	—	—	—	—	—	-1.84
2013	-0.28	-0.07	0.33	2.93	-4.24	-0.84	2.22	-1.29	1.37	1.56	1.03	0.87	3.46

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Return

Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.

5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.

Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.

Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above

Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns

Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure

We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Efficiente (EUR Hedged) | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Multi Region	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	Risk Minimizing	**Bloomberg ID**	EFJPEH8E	**Reuters ID**		**Core Index**	No		

Description: Efficiente is a global cross asset strategy targeting high returns per unit of risk by using portfolio optimisation technology while keeping the realised volatility at or below 8%.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 31 January 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	103.17	31-Jan-2014
High	108.58	20-May-2013
Low	95.02	05-Feb-2013
Start	105.24	30-Dec-2013
End	103.17	31-Jan-2014

Risk Measures

Volatility	9.70%
Sharpe Ratio	0.83
Maximum Drawdown	-12.30%
Monthly Maximum Drawdown	-0.07%
Embedded Index Fee	---

Return Statistics

Annualized Return	8.07%
Number of Positive Months	8
Number of Negative Months	5

Return

Daily Return	-0.30%
Month to Date Return	---
Quarter To Date Return	-1.58%
Year To Date Return	-1.58%
3 Month Return	-0.15%
6 Month Return	1.35%
1 Year Return	8.01%
3 Year Return	5.46%
5 Year Return	23.29%


Index Levels**
116
114
112
110
108
106
104
102
100
98
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14
Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-1.97	-0.34	—	—	—	—	—	—	—	—	—	—	-1.97
2013	0.32	0.86	1.52	5.40	-0.80	-3.39	1.02	-1.38	2.76	2.11	0.97	0.68	10.68

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Efficiente (EUR Hedged) | Index Family : Efficiente

Return to List Page | Indices Home

Asset Class	Multi Asset	**Region**	Multi Region	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	Risk Minimizing	**Bloomberg ID**	EFJPEH8E	**Reuters ID**		**Core Index**	No		

Description: Efficiente is a global cross asset strategy targeting high returns per unit of risk by using portfolio optimisation technology while keeping the realised volatility at or below 8%.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with

None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Efficiente (EUR Hedged)	103.17	31-Jan-2014	8.07%	8.07%	8	9.70%	0.83	-12.30%	-

Index Levels**


116
114
112
110
108
106
104
102
100
98
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


9.8%
9.4%
9%
8.6%
8.2%
7.8%
7.4%
7%
6.6%
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Efficiente (EUR Hedged) TR | Index Family : Efficiente

Return to List Page | Indices Home

Asset Class	Multi Asset	**Region**	Multi Region	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Minimizing	**Bloomberg ID**	EFJPEH8T	**Reuters ID**		**Core Index**	No		

Description: Efficiente is a global cross asset strategy targeting high returns per unit of risk by using portfolio optimisation technology while keeping the realised volatility at or below 8%.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 31 January 2013 to 31 January 2014 Export Current Statistics

Index Level Data

	Level	Date
Current	116.68	31-Jan-2014
High	122.69	20-May-2013
Low	107.35	05-Feb-2013
Start	118.99	30-Dec-2013
End	116.68	31-Jan-2014

Risk Measures

Volatility	9.67%
Sharpe Ratio	0.85
Maximum Drawdown	-12.28%
Monthly Maximum Drawdown	-0.07%
Embedded Index Fee	---

Return Statistics

Annualized Return	8.18%
Number of Positive Months	8
Number of Negative Months	5

Return

Daily Return	-0.29%
Month to Date Return	---
Quarter To Date Return	-1.56%
Year To Date Return	-1.56%
3 Month Return	-0.09%
6 Month Return	1.42%
1 Year Return	8.13%
3 Year Return	8.72%
5 Year Return	27.88%


Index Levels**
116
114
112
110
108
106
104
102
100
98
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14
Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-1.94	-0.32	—	—	—	—	—	—	—	—	—	—	-1.94
2013	0.33	0.80	1.52	5.41	-0.50	-3.38	1.04	-1.37	2.76	2.11	0.98	0.69	10.68

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Efficiente (EUR Hedged) TR | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Multi Region	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Minimizing	**Bloomberg ID**	EFJPEH8T	**Reuters ID**		**Core Index**	No		

Description: Efficiente is a global cross asset strategy targeting high returns per unit of risk by using portfolio optimisation technology while keeping the realised volatility at or below 8%.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with
(•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Efficiente (EUR Hedged) TR	110.68	31-Jan-2014	8.18%	8.18%	8	9.67%	0.85	-12.28%	--

Index Levels


116
114
112
110
108
106
104
102
100
98
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


9.8%
9.4%
9%
8.6%
8.2%
7.8%
7.4%
7%
6.6%
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14

(*) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

+ Expand/Collapse Index Navigation

- Efficiente (USD) Index | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Americas	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Budgeting	**Bloomberg ID**	EFJPUS8E	**Reuters ID**		**Core Index**	Yes		

Description: Efficiente is a global cross asset strategy targeting high returns per unit of risk by using portfolio optimisation technology while keeping the realised volatility at or below 8%.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 31 January 2013 to 31 January 2014 — Export Current Statistics

Index Level Data

	Level	Date
Current	116.74	31-Jan-2014
High	121.82	20-May-2013
Low	106.90	24-Jan-2013
Start	120.15	30-Dec-2013
End	116.74	31-Jan-2014

Risk Measures

Volatility	9.51%
Sharpe Ratio	0.19
Maximum Drawdown	-12.10%
Monthly Maximum Drawdown	-0.06%
Embedded Index Fee	---

Return Statistics

Annualized Return	1.79%
Number of Positive Months	7
Number of Negative Months	6

Return

Daily Return	-0.39%
Month to Date Return	---
Quarter To Date Return	-1.87%
Year To Date Return	-1.87%
3 Month Return	-1.00%
6 Month Return	1.71%
1 Year Return	1.39%
3 Year Return	6.95%
5 Year Return	32.43%


Index Levels**
108
106
104
102
100
98
96
94
92
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14
Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-2.34	-0.56	—	—	—	—	—	—	—	—	—	—	-2.84
2013	1.35	-0.86	-0.33	5.41	-4.27	-2.87	1.69	-1.70	3.47	2.74	0.43	1.14	6.18

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the Index for the year displayed.

These returns may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such Index set equal to 100 on the date specified at the selected "Start Date". The Index levels may reflect hypothetical, historical levels and not actual Index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the Index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the Index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the Index on the first trading day of the time period indicated.
End: End refers to the closing level of the Index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable adverse impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the annualised percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of full calendar months during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the Index from the trading day that is 2 trading days immediately preceding the current day to the trading day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the Index from the closing level from the end of the previous calendar month to the trading day immediately preceding the date you accessed this website. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the Index from the closing level from the end of the previous quarter to the trading day immediately preceding the date you accessed this website. The Quarter to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the Index from the closing level from the end of the previous year to the trading day immediately preceding the date you accessed this website. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3 Month Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date you accessed this website. The 3 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

returns.
6 Month Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date you accessed this website. The 6 Month Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1 Year Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date you accessed this website. The 1 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
3 Year Return: The 3 Year Return is the trailing return of Index over the past 3 Year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 3 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 3 Year Return in the future. Past performance is not indicative of future returns.
5 Year Return: The 5 Year Return is the trailing return of Index over the past 5 year period ending in the last trading day immediately preceding the date you accessed this website, and is not annualized. The 5 Year Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Number of Positive Months: The Number of Positive Months is the number of full calendar months during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the annualized standard deviation of the daily logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline. This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the Index over the specified time period. The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility % reflects the volatility of the Index for the time period selected. Volatility refers to the annualized standard deviation of logarithmic returns of the Index over the time period specified. Volatility is a widely used measure to express the risk of the financial instruments over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.

Drawdown reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- There are risks associated with a momentum-based investment strategy. The Index is different from a strategy that seeks long-term exposure to a portfolio consisting of constant components with fixed weights. The Index may fail to realize gains that could occur from holding assets that have experienced price declines, but experience a sudden price spike thereafter.
- Correlation of performances among the Basket Constituents may reduce the performance of the Index. High correlation during periods of negative returns among the basket constituents composing the Index ("the Basket Constituents") representing any one sector or asset type which have a substantial weighting in the Index could have a material adverse effect on the performance of the Index.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the calculation agent and may adjust the Index in a way that affects its level. The policies and judgments for which JPMS plc is responsible could have an impact, positive or negative, on the level of the Index and the value of your investment. JPMS plc is under no obligation to consider your interest as an investor in securities linked to the Index.
- The Index may not be successful, may not outperform any alternative strategy related to the Basket Constituents, or may not achieve its target volatility of 8%.
- The investment strategy involves quarterly rebalancing and maximum weighting caps applied to the Basket Constituents by asset type and geographical region.
- The Index may be partially uninvested, which could result in a portion or most of the Index reflecting no return.
- Changes in the value of the Basket Constituents may offset each other.
- An investment linked to the Index is subject to risks associated with non-U.S. securities markets, such as emerging markets and currency exchange risk.
- The Index was established on July 2, 2007 and has a limited operating history.

The risks identified above are not exhaustive. For more information on the Index and for additional key risk information see the Strategy Guide under the Documents tab above.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Efficiente (USD) Index | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Americas	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Budgeting	**Bloomberg ID**	EFJPUS8E	**Reuters ID**		**Core Index**	Yes		

Description: Efficiente is a global cross asset strategy targeting high returns per unit of risk by using portfolio optimisation technology while keeping the realised volatility at or below 8%.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year | Start Date dd-mmm-yyyy | End Date dd-mmm-yyyy | OK

Compare with None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Efficiente (USD) Index	116.74	31-Jan-2014	1.79%	1.79%	7	9.81%	0.19	-12.10%	--

Index Levels**


108
106
104
102
100
98
96
94
92
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


9%
8%
7%
6%
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

(*) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Efficiente (USD) TR | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Multi Region	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Minimizing	**Bloomberg ID**	EFJPUS8T	**Reuters ID**		**Core Index**	No		

Description: Efficiente is a global cross asset strategy targeting high returns per unit of risk by using portfolio optimisation technology while keeping the realised volatility at or below 8%.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 31 January 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	121.27	31-Jan-2014
High	126.90	20-May-2013
Low	111.46	24-Jun-2013
Start	124.89	30-Dec-2013
End	121.27	31-Jan-2014

Risk Measures

Volatility	9.52%
Sharpe Ratio	0.12
Maximum Drawdown	-12.17%
Monthly Maximum Drawdown	-0.06%
Embedded Index Fee	---

Return Statistics

Annualized Return	1.16%
Number of Positive Months	7
Number of Negative Months	6

Return

Daily Return	-0.39%
Month to Date Return	---
Quarter To Date Return	-1.92%
Year To Date Return	-1.92%
3 Month Return	-1.17%
6 Month Return	1.39%
1 Year Return	0.76%
3 Year Return	4.66%
5 Year Return	30.16%


Index Levels**
108
106
104
102
100
98
96
94
92
90
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14
Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-2.90	-0.57	—	—	—	—	—	—	—	—	—	—	-2.90
2013	1.30	-0.90	-0.39	5.37	-4.33	-2.72	1.64	-1.75	3.43	2.69	0.38	1.09	5.53

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

+ Expand/Collapse Index Navigation

- Efficiente (USD) TR | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Multi Region	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Minimizing	**Bloomberg ID**	EFJPUS8T	**Reuters ID**		**Core Index**	No		

Description: Efficiente is a global cross asset strategy targeting high returns per unit of risk by using portfolio optimisation technology while keeping the realised volatility at or below 8%.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: ◉ None ○ Reference Indices ○ Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Efficiente (USD) TR	121.27	31-Jan-2014	1.16%	1.16%	7	9.52%	0.12	-12.17%	–

Index Levels**


108
106
104
102
100
98
96
94
92
90
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

Volatility(%)

○ 1 M ○ 3 M ○ 6 M ◉ 1 Yr

Drawdown


9%
8%
7%
6%
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

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- Efficiente Absolute Return EUR | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Multi Region	**Strategy Style**	Momentum	**Strategy Type**	Multi Type	**Currency**	EUR
Risk Method	Risk Minimizing	**Bloomberg ID**	EFJPAESE	**Reuters ID**		**Core Index**	No		

Description: Efficiente Absolute Return is a global cross asset absolute return strategy aiming to generate positive returns by capitalising on momentum across a range of assets.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 31 January 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	140.75	31-Jan-2014
High	1684.46	19-Jul-2013
Low	117.45	04-Feb-2013
Start	141.91	30-Dec-2013
End	140.75	31-Jan-2014

Risk Measures

Volatility	380.15%
Sharpe Ratio	0.05
Maximum Drawdown	-92.08%
Monthly Maximum Drawdown	-0.92%
Embedded Index Fee	---

Return Statistics

Annualized Return	19.74%
Number of Positive Months	8
Number of Negative Months	5

Return

Daily Return	-0.28%
Month to Date Return	---
Quarter To Date Return	-0.59%
Year To Date Return	-0.59%
3 Month Return	1.99%
6 Month Return	2.54%
1 Year Return	19.41%
3 Year Return	25.52%
5 Year Return	31.99%


Index Levels**
1600
1400
1200
1000
800
600
400
200
0
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14
Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-0.82	-0.30	—	—	—	—	—	—	—	—	—	—	-0.82
2013	-1.84	2.40	0.55	2.88	8.96	-1.45	2.08	-1.99	1.10	2.10	2.13	0.65	18.51

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Efficiente Absolute Return USD | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Multi Region	**Strategy Style**	Momentum	**Strategy Type**	Multi Type	**Currency**	USD
Risk Method	Risk Minimizing	**Bloomberg ID**	EFIRAUSE	**Reuters ID**		**Core Index**	Yes		

Description: Efficiente Absolute Return is a global cross asset absolute return strategy aiming to generate positive returns by capitalising on momentum across a range of assets.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 31 January 2013 to 31 January 2014 | Export Current Statistics

Index Level Data

	Level	Date
Current	141.89	31-Jan-2014
High	1699.94	19-Jul-2013
Low	122.99	06-Feb-2013
Start	142.26	30-Dec-2013
End	141.89	31-Jan-2014

Risk Measures

Volatility	379.34%
Sharpe Ratio	0.04
Maximum Drawdown	-92.14%
Monthly Maximum Drawdown	-0.92%
Embedded Index Fee	---

Return Statistics

Annualized Return	14.60%
Number of Positive Months	8
Number of Negative Months	5

Return

Daily Return	-0.28%
Month to Date Return	---
Quarter To Date Return	-0.58%
Year To Date Return	-0.58%
3 Month Return	2.82%
6 Month Return	2.57%
1 Year Return	14.29%
3 Year Return	25.41%
5 Year Return	31.86%


Index Levels**
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1200
1000
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0
Jan 13
Mar 13
May 13
Jul 13
Sep 13
Nov 13
Jan 14
Selected Start Date: 01-31-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Efficiente Absolute Return EUR | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Multi Region	**Strategy Style**	Momentum	**Strategy Type**	Multi Type	**Currency**	EUR
Risk Method	Risk Minimizing	**Bloomberg ID**	EFJPAESE	**Reuters ID**		**Core Index**	No		

Description: Efficiente Absolute Return is a global cross asset absolute return strategy aiming to generate positive returns by capitalising on momentum across a range of assets.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Efficiente Absolute Return EUR	140.75	31-Jan-2014	19.74%	19.74%	8	380.15%	0.05	-92.08%	-

Index Levels**


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1400
1200
1000
800
600
400
200
0
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


500%
400%
300%
200%
100%
0%
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-0.82	-0.29	—	—	—	—	—	—	—	—	—	—	-0.82
2013	0.98	1.80	3.61	6.08	-1.32	-1.48	2.09	-1.98	1.10	2.11	2.12	0.98	19.88

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) **Short Summary of the Risks**

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 8% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

+ Expand/Collapse Index Navigation

- Efficiente Absolute Return USD | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Multi Region	**Strategy Style**	Momentum	**Strategy Type**	Multi Type	**Currency**	USD
Risk Method	Risk Minimizing	**Bloomberg ID**	EFJPAUSE	**Reuters ID**		**Core Index**	Yes		

Description: Efficiente Absolute Return is a global cross asset absolute return strategy aiming to generate positive returns by capitalising on momentum across a range of assets.

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Efficiente Absolute Return USD	141.09	31-Jan-2014	14.60%	14.60%	8	379.34%	0.04	-92.14%	–

Index Levels


1400
1200
1000
800
600
400
200
0
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


500%
400%
300%
200%
100%
0%
Jan 13 Mar 13 May 13 Jul 13 Sep 13 Nov 13 Jan 14

(1) Calculation descriptions

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- Efficiente Asia EUR Index Excess Return | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Asia	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	Risk Minimizing	**Bloomberg ID**	EAJPEU8E	**Reuters ID**		**Core Index**	No		

Description: Efficiente Asia is a Asia regional focused cross asset strategy targeting high returns per unit of risk by using portfolio optimisation technology while keeping the realised volatility at or below 8%, struck in EUR

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 31 January 2013 to 19 June 2013

Export Current Statistics

Index Level Data

	Level	Date
Current	94.81	19-Jun-2013
High	104.79	09-May-2013
Low	94.81	19-Jun-2013
Start	102.24	31-Dec-2012
End	94.81	19-Jun-2013

Risk Measures

Volatility	7.13%
Sharpe Ratio	-2.40
Maximum Drawdown	-9.52%
Monthly Maximum Drawdown	-0.05%
Embedded Index Fee	---

Return Statistics

Annualized Return	-17.12%
Number of Positive Months	1
Number of Negative Months	5

Return

Daily Return	-0.70%
Month to Date Return	---
Quarter To Date Return	---
Year To Date Return	---
3 Month Return	---
6 Month Return	---
1 Year Return	-6.99%
3 Year Return	-5.28%
5 Year Return	9.64%


Index Levels**
104
102
100
98
96
94
92
Jan 13
Feb 13
Mar 13
Apr 13
May 13
Selected Start Date: 01-31-2013 Selected End Date: 06-19-2013

Monthly and Annual Return Statistics

Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	0.00	0.00	—	—	—	—	—	—	—	—	—	-7.27
2013	-0.38	-0.22	-0.67	2.98	-4.67	-4.33	0.00	0.00	0.00	0.00	0.00	0.00	-7.27

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.

5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.

Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.

Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above

Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns

Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure

We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

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- Efficiente Asia EUR Index Excess Return | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Asia	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	Risk Minimizing	**Bloomberg ID**	EAJPEUSE	**Reuters ID**		**Core Index**	No		

Description: Efficiente Asia is a Asia regional focused cross asset strategy targeting high returns per unit of risk by using portfolio optimisation technology while keeping the realised volatility at or below 8%, struck in EUR

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year | Start Date dd-mmm-yyyy | End Date dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Efficiente Asia EUR Index Excess Return	94.81	19-Jun-2013	-17.12%	-8.90%	1	7.13%	-2.40	-9.52%	--

Index Levels**



104
102
100
98
96
94
92
Jan 13
Feb 13
Mar 13
Apr 13
May 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown



5.6%
5.4%
5.2%
5%
4.8%
4.6%
4.4%
Jan 13
Feb 13
Mar 13
Apr 13
May 13

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Efficiente Asia EUR Index Total Return | Index Family : Efficiente

Return to List Page | Indices Home

Asset Class	Multi Asset	**Region**	Asia	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	Risk Minimizing	**Bloomberg ID**	EAJPEUST	**Reuters ID**		**Core Index**	No		

Description: Efficiente Asia is a Asia regional focused cross asset strategy targeting high returns per unit of risk by using portfolio optimisation technology while keeping the realised volatility at or below 8%, struck in EUR

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 31 January 2013 to 19 June 2013 — Export Current Statistics

Index Level Data

	Level	Date
Current	99.85	19-Jun-2013
High	110.20	09-May-2013
Low	99.85	19-Jun-2013
Start	107.65	31-Dec-2012
End	99.85	19-Jun-2013

Risk Measures

Volatility	7.05%
Sharpe Ratio	-2.41
Maximum Drawdown	-9.39%
Monthly Maximum Drawdown	-0.05%
Embedded Index Fee	---

Return Statistics

Annualized Return	-17.01%
Number of Positive Months	1
Number of Negative Months	5

Return

Daily Return	-0.67%
Month to Date Return	---
Quarter To Date Return	---
Year To Date Return	---
3 Month Return	---
6 Month Return	---
1 Year Return	-8.94%
3 Year Return	-4.71%
5 Year Return	11.61%


Index Levels**
104
102
100
98
96
94
92
Jan 13
Feb 13
Mar 13
Apr 13
May 13
Selected Start Date: 01-31-2013 Selected End Date: 06-19-2013

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	0.00	0.00	—	—	—	—	—	—	—	—	—	—	-7.25
2013	-0.42	-0.22	-0.08	2.94	-4.67	-4.21	0.00	0.00	0.00	0.00	0.00	0.00	-7.25

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns

Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure

We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Efficiente Asia EUR Index Total Return | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Asia	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	Risk Minimizing	**Bloomberg ID**	EAJPEUST	**Reuters ID**		**Core Index**	No		

Description: Efficiente Asia is a Asia regional focused cross asset strategy targeting high returns per unit of risk by using portfolio optimisation technology while keeping the realised volatility at or below 8%, struck in EUR

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year | Start Date dd-mmm-yyyy | End Date dd-mmm-yyyy | OK

Compare with None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Efficiente Asia EUR Index Total Return	99.85	19-Jun-2013	-17.01%	-6.80%	1	7.05%	-2.41	-9.39%	--

Index Levels**


104
102
100
98
96
94
92
Jan 13
Feb 13
Mar 13
Apr 13
May 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


5.6%
5.4%
5.2%
5%
4.8%
4.6%
4.4%
Jan 13
Feb 13
Mar 13
Apr 13
May 13

(4) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Efficiente Asia JPY Index Excess Return | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Asia	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	JPY
Risk Method	Risk Minimizing	**Bloomberg ID**	EAJPJP8E	**Reuters ID**		**Core Index**	No		

Description: Efficiente Asia is a Asia regional focused cross asset strategy targeting high returns per unit of risk by using portfolio optimisation technology while keeping the realised volatility at or below 8% struck in JPY

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 31 January 2013 to 19 June 2013

Export Current Statistics

Index Level Data

	Level	Date
Current	96.21	19-Jun-2013
High	107.36	09-May-2013
Low	96.21	19-Jun-2013
Start	104.45	31-Dec-2012
End	96.21	19-Jun-2013

Risk Measures

Volatility	7.75%
Sharpe Ratio	-2.41
Maximum Drawdown	-10.39%
Monthly Maximum Drawdown	-0.06%
Embedded Index Fee	---

Return Statistics

Annualized Return	-18.68%
Number of Positive Months	1
Number of Negative Months	5

Return

Daily Return	-0.74%
Month to Date Return	---
Quarter To Date Return	---
Year To Date Return	---
3 Month Return	---
6 Month Return	---
1 Year Return	-7.67%
3 Year Return	-4.36%
5 Year Return	10.92%


Index Levels**
106
104
102
100
98
96
94
92
90
Jan 13
Feb 13
Mar 13
Apr 13
May 13
Selected Start Date: 01-31-2013 Selected End Date: 06-19-2013

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	0.00	0.00	—	—	—	—	—	—	—	—	—	—	-7.89
2013	-0.34	-0.24	-0.74	3.25	-5.15	-4.09	0.00	0.00	0.00	0.00	0.00	0.00	-7.89

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.

5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.

Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.

Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above

Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

+ Expand/Collapse Index Navigation

- Efficiente Asia JPY Index Excess Return | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Asia	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	JPY
Risk Method	Risk Minimizing	**Bloomberg ID**	EAJPJP8E	**Reuters ID**		**Core Index**	No		

Description: Efficiente Asia is a Asia regional focused cross asset strategy targeting high returns per unit of risk by using portfolio optimisation technology while keeping the realised volatility at or below 8% struck in JPY

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Efficiente Asia JPY Index Excess Return	96.21	19-Jun-2013	-18.68%	-7.57%	1	7.75%	-2.41	-10.39%	–

Index Levels**


106
104
102
100
98
96
94
92
90
Jan 13
Feb 13
Mar 13
Apr 13
May 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


6%
5.8%
5.6%
5.4%
5.2%
5%
4.8%
4.6%
4.4%
4.2%
Jan 13
Feb 13
Mar 13
Apr 13
May 13

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Efficiente Asia JPY Index Total Return | Index Family : Efficiente

Return to List Page | Indices Home

Asset Class	Multi Asset	**Region**	Asia	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	JPY
Risk Method	Risk Minimizing	**Bloomberg ID**	EAJPJPBT	**Reuters ID**		**Core Index**	No		

Description: Efficiente Asia is a Asia regional focused cross asset strategy targeting high returns per unit of risk by using portfolio optimisation technology while keeping the realised volatility at or below 8% struck in JPY

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 31 January 2013 to 19 June 2013

Export Current Statistics

Index Level Data

	Level	Date
Current	95.13	19-Jun-2013
High	107.09	09-May-2013
Low	95.13	19-Jun-2013
Start	104.02	31-Dec-2012
End	95.13	19-Jun-2013

Risk Measures

Volatility	8.30%
Sharpe Ratio	-2.44
Maximum Drawdown	-11.17%
Monthly Maximum Drawdown	-0.07%
Embedded Index Fee	---

Return Statistics

Annualized Return	-20.25%
Number of Positive Months	1
Number of Negative Months	5

Return

Daily Return	-0.76%
Month to Date Return	---
Quarter To Date Return	---
Year To Date Return	---
3 Month Return	---
6 Month Return	---
1 Year Return	-8.36%
3 Year Return	-4.99%
5 Year Return	9.63%


Index Levels**
106
104
102
100
98
96
94
92
90
Jan 13
Feb 13
Mar 13
Apr 13
May 13
Selected Start Date: 01-31-2013 Selected End Date: 06-19-2013

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	0.00	0.00	—	—	—	—	—	—	—	—	—	—	-8.55
2013	-0.32	-0.27	-0.85	3.48	-5.67	-4.95	0.00	0.00	0.00	0.00	0.00	0.00	-8.55

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical , historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns

Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure

We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Efficiente Asia JPY Index Total Return | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Asia	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	JPY
Risk Method	Risk Minimizing	**Bloomberg ID**	EAJPJPBT	**Reuters ID**		**Core Index**	No		

Description: Efficiente Asia is a Asia regional focused cross asset strategy targeting high returns per unit of risk by using portfolio optimisation technology while keeping the realised volatility at or below 8% struck in JPY

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Efficiente Asia JPY Index Total Return	95.13	19-Jun-2013	-20.25%	-8.28%	1	8.30%	-2.44	-11.17%	--

Index Levels**


106
104
102
100
98
96
94
92
90
Jan 13
Feb 13
Mar 13
Apr 13
May 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


6.2%
5.8%
5.4%
5%
4.6%
4.2%
Jan 13
Feb 13
Mar 13
Apr 13
May 13

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Efficiente Asia USD Index Excess Return | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Asia	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Minimizing	**Bloomberg ID**	EAJPUS8E	**Reuters ID**		**Core Index**	Yes		

Description: Efficiente Asia is a Asia regional focused cross asset strategy targeting high returns per unit of risk by using portfolio optimisation technology while keeping the realised volatility at or below 8%, struck in USD

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 24 June 2013

Export Current Statistics

Index Level Data

	Level	Date
Current	92.03	24-Jun-2013
High	108.44	09-May-2013
Low	92.03	24-Jun-2013
Start	105.76	31-Dec-2012
End	92.03	24-Jun-2013

Risk Measures

Volatility	9.64%
Sharpe Ratio	-3.05
Maximum Drawdown	-15.13%
Monthly Maximum Drawdown	-0.10%
Embedded Index Fee	---

Return Statistics

Annualized Return	-29.35%
Number of Positive Months	1
Number of Negative Months	4

Return

Daily Return	-2.14%
Month to Date Return	---
Quarter To Date Return	---
Year To Date Return	---
3 Month Return	---
6 Month Return	---
1 Year Return	-12.73%
3 Year Return	-10.05%
5 Year Return	5.18%


Index Levels**
104
102
100
98
96
94
92
90
88
86
Feb 13
Mar 13
Apr 13
May 13
Jun 13
Selected Start Date: 02-01-2013 Selected End Date: 06-24-2013

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	0.00	0.00	—	—	—	—	—	—	—	—	—	—	-12.98
2013	—	-0.28	-0.07	3.01	-4.70	-10.21	0.00	0.00	0.00	0.00	0.00	0.00	-12.98

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Efficiente Asia USD Index Excess Return | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Asia	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Minimizing	**Bloomberg ID**	EAJPUSBE	**Reuters ID**		**Core Index**	Yes		

Description: Efficiente Asia is a Asia regional focused cross asset strategy targeting high returns per unit of risk by using portfolio optimisation technology while keeping the realised volatility at or below 8%, struck in USD

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Efficiente Asia USD Index Excess Return	92.03	24-Jun-2013	-29.35%	-12.73%	1	9.84%	-3.05	-15.13%	–

Index Levels**


104
102
100
98
96
94
92
90
88
86
Feb 13
Mar 13
Apr 13
May 13
Jun 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


7%
6.6%
6.2%
5.8%
5.4%
5%
4.6%
4.2%
Feb 13
Mar 13
Apr 13
May 13
Jun 13

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Efficiente Asia USD Index Total Return | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Asia	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Minimizing	**Bloomberg ID**	EAJPUS8T	**Reuters ID**		**Core Index**	No		

Description: Efficiente Asia is a Asia regional focused cross asset strategy targeting high returns per unit of risk by using portfolio optimisation technology while keeping the realised volatility at or below 6%, struck in USD

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 19 June 2013 Export Current Statistics

Index Level Data

	Level	Date
Current	101.37	19-Jun-2013
High	112.25	09-May-2013
Low	101.37	19-Jun-2013
Start	109.50	31-Dec-2012
End	101.37	19-Jun-2013

Risk Measures

Volatility	7.26%
Sharpe Ratio	-2.46
Maximum Drawdown	-9.69%
Monthly Maximum Drawdown	-0.05%
Embedded Index Fee	---

Return Statistics

Annualized Return	-17.82%
Number of Positive Months	1
Number of Negative Months	4

Return

Daily Return	-0.72%
Month to Date Return	---
Quarter To Date Return	---
Year To Date Return	---
3 Month Return	---
6 Month Return	---
1 Year Return	-7.15%
3 Year Return	-4.04%
5 Year Return	12.98%


Index Levels**
104
102
100
98
96
94
92
90
Feb 13
Mar 13
Apr 13
May 13
Jun 13
Selected Start Date: 02-01-2013 Selected End Date: 06-19-2013

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	0.00	0.00	—	—	—	—	—	—	—	—	—	—	-7.42
2013	—	-0.23	-0.68	3.02	-4.72	-4.45	0.00	0.00	0.00	0.00	0.00	0.00	-7.42

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic-return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Efficiente Asia USD Index Total Return | Index Family : Efficiente

Return to List Page | Indices Home

Asset Class	Multi Asset	**Region**	Asia	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Minimizing	**Bloomberg ID**	EAJPUS8T	**Reuters ID**		**Core Index**	No		

Description: Efficiente Asia is a Asia regional focused cross asset strategy targeting high returns per unit of risk by using portfolio optimisation technology while keeping the realised volatility at or below 8%, struck in USD

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with ◉ None ○ Reference Indices ○ Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Efficiente Asia USD Index Total Return	101.37	19-Jun-2013	-17.82%	-7.15%	1	7.28%	-2.48	-9.69%	–

Index Levels**


104
102
100
98
96
94
92
90
Feb 13
Mar 13
Apr 13
May 13
Jun 13

Volatility(%)

○ 1 M ○ 3 M ○ 6 M ◉ 1 Yr

Drawdown


5.8%
5.6%
5.4%
5.2%
5%
4.8%
4.6%
4.4%
4.2%
Feb 13
Mar 13
Apr 13
May 13
Jun 13

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Efficiente Islamic | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Americas	**Strategy Style**	Multi Strategy	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Minimizing	**Bloomberg ID**	EFJPIUSE	**Reuters ID**		**Core Index**	No		

Description: Islamic Efficiente tracks excess returns of the underlying assets above a conventional cash investment and aims to keep the realized volatility at or below 8%.

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014 Export Current Statistics

Index Level Data

	Level	Date
Current	108.12	31-Jan-2014
High	112.29	22-Jan-2014
Low	100.86	24-Jun-2013
Start	112.25	30-Dec-2013
End	108.12	31-Jan-2014

Risk Measures

Volatility	8.39%
Sharpe Ratio	-0.14
Maximum Drawdown	-9.26%
Monthly Maximum Drawdown	-0.05%
Embedded Index Fee	---

Return Statistics

Annualized Return	-1.18%
Number of Positive Months	6
Number of Negative Months	6

Return

Daily Return	-0.62%
Month to Date Return	---
Quarter To Date Return	-2.50%
Year To Date Return	-2.50%
3 Month Return	-1.12%
6 Month Return	1.85%
1 Year Return	-1.18%
3 Year Return	-5.44%
5 Year Return	7.78%


Index Levels**
104
102
100
98
96
94
92
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-3.58	-0.73	---	---	---	---	---	---	---	---	---	---	-3.58

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-3.68	-0.73	—	—	—	—	—	—	—	—	—	—	-3.68
2013	—	-0.60	-0.94	2.82	-3.47	-2.73	2.08	-0.81	1.84	2.63	1.60	0.86	6.26

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.86% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Efficiente Islamic | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Americas	**Strategy Style**	Multi Strategy	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	Risk Minimizing	**Bloomberg ID**	EFJPIUBE	**Reuters ID**		**Core Index**	No		

Description: Islamic Efficiente tracks excess returns of the underlying assets above a conventional cash investment and aims to keep the realized volatility at or below 8%.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with

(•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Efficiente Islamic	108.12	31-Jan-2014	-1.18%	-1.18%	8	8.39%	-0.14	-9.28%	-2 M -7 D

Index Levels**


104
102
100
98
96
94
92
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


8.6%
8.2%
7.8%
7.4%
7%
6.6%
6.2%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Fund-Linked Efficiente 5 Index | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Multi Region	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	EFJPFUSE	**Reuters ID**		**Core Index**	None		

Description: Efficiente strategy applied to a basket of mutual funds and a cash index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: — to 30 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	99.86	30-Jan-2014
High	101.79	22-Jan-2014
Low	99.32	13-Dec-2013
Start	100.91	24-Dec-2013
End	99.86	30-Jan-2014

Risk Measures

Volatility	4.96%
Sharpe Ratio	-0.18
Maximum Drawdown	-2.02%
Monthly Maximum Drawdown	-0.02%
Embedded Index Fee	—

Return Statistics

Annualized Return	-0.89%
Number of Positive Months	1
Number of Negative Months	1

Return

Daily Return	0.13%
Month to Date Return	—
Quarter To Date Return	-1.30%
Year To Date Return	-1.30%
3 Month Return	-0.14%
6 Month Return	-0.14%
1 Year Return	-0.14%
3 Year Return	-0.14%
5 Year Return	-0.14%

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-1.04	-0.25	—	—	—	—	—	—	—	—	—	—	-1.04

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	[illegible]	[illegible]	—	—	—	—	—	—	—	—	—	—	[illegible]
2013	—	—	—	—	—	—	—	—	—	—	—	—	—


Index Levels**
102
101.6
101.2
100.8
100.4
100
99.6
99.2
98.8
04 Dec
11 Dec
18 Dec
25 Dec
01 Jan
08 Jan
15 Jan
22 Jan
29 Jan
Selected Start Date: 12-04-2013 Selected End Date: 01-30-2014

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Risk Measures

Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.

Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.

Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.

Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.

Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.

5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

+ Expand/Collapse Index Navigation

- Fund-Linked Efficiente 5 Index | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	Multi Region	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	EFJPFUSE	**Reuters ID**		**Core Index**	None		

Description: Efficiente strategy applied to a basket of mutual funds and a cash index

SUMMARY | ANALYSIS & COMPARISIONS

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Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

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(•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Fund-Linked Efficiente 5 Index	99.86	30-Jan-2014	-0.88%	-0.14%	1	4.96%	-0.18	-2.02%	--

Index Levels**


102
101.6
101.2
100.8
100.4
100
99.6
99.2
98.8
04 Dec
18 Dec
01 Jan
15 Jan
29 Jan

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


7%
6%
5%
4%
3%
2%
1%
0%
04 Dec
18 Dec
01 Jan
15 Jan
29 Jan

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- J.P. Morgan Efficient Allocation Index (CHF) | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	EMEA	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	CHF
Risk Method	Risk Minimizing	**Bloomberg ID**	EEJPR5SW	**Reuters ID**		**Core Index**	No		

Description: The J.P. Morgan Efficient Allocation Index (CHF) (the 'Index') seeks to provide exposure to a range of asset classes and geographic regions based on the modern portfolio theory approach to asset allocation ('Efficient Allocation'). The Index uses the convenience of rapidly growing investment options available with exchange-traded funds ('ETFs') to provide access to a broad investment universe. The index methodology selects components from a basket of ETFs, the J.P. Morgan Swiss Equity Futures Tracker ('Swiss Futures Tracker'), and the JPMorgan Cash Index USD 3 Month ('Cash Index'). The ETFs, the Swiss Equity Futures Tracker together with the Cash Index, are referred to as the 'Basket Constituents'.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	109.31	31-Jan-2014
High	113.27	21-May-2013
Low	106.43	24-Jun-2013
Start	111.22	30-Dec-2013
End	109.31	31-Jan-2014

Risk Measures

Volatility	5.73%
Sharpe Ratio	—
Maximum Drawdown	-6.04%
Monthly Maximum Drawdown	-0.04%
Embedded Index Fee	—

Return Statistics

Annualized Return	1.22%
Number of Positive Months	8
Number of Negative Months	4

Return

Daily Return	-0.40%
Month to Date Return	—
Quarter To Date Return	-1.36%
Year To Date Return	-1.36%
3 Month Return	0.11%
6 Month Return	0.11%
1 Year Return	1.21%
3 Year Return	17.64%
5 Year Return	43.04%


Index Levels**
106
105
104
103
102
101
100
99
98
97
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-1.72	-0.03	—	—	—	—	—	—	—	—	—	—	-1.72
2013	—	0.29	1.05	2.05	-2.84	-1.21	0.00	-1.17	0.80	1.41	0.09	0.95	5.08

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- J.P. Morgan Efficient Allocation Index (CHF) | Index Family : Efficiente

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Asset Class	Multi Asset	**Region**	EMEA	**Strategy Style**	Momentum	**Strategy Type**	Enhanced Beta	**Currency**	CHF
Risk Method	Risk Minimizing	**Bloomberg ID**	EEJPRSSW	**Reuters ID**		**Core Index**	No		

Description: The J.P. Morgan Efficient Allocation Index (CHF) (the 'Index') seeks to provide exposure to a range of asset classes and geographic regions based on the modern portfolio theory approach to asset allocation ('Efficient Allocation'). The Index uses the convenience of rapidly growing investment options available with exchange-traded funds ('ETFs') to provide access to a broad investment universe. The Index methodology selects components from a basket of ETFs, the J.P. Morgan Swiss Equity Futures Tracker ('Swiss Futures Tracker'), and the JPMorgan Cash Index USD 3 Month ('Cash Index'). The ETFs, the Swiss Equity Futures Tracker together with the Cash Index, are referred to as the 'Basket Constituents'.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

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None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
J.P. Morgan Efficient Allocation Index (CHF)	109.31	31-Jan-2014	1.22%	1.21%	8	5.73%	—	-6.04%	—

Index Levels**


106
105
104
103
102
101
100
99
98
97
97
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


5.8%
5.7%
5.6%
5.5%
5.4%
5.3%
5.2%
5.1%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

- Equity Edge Europe Large Cap (EUR) | Index Family : Equity Edge Indices

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Asset Class	Equity	Region	EMEA	Strategy Style	Value	Strategy Type	Enhanced Beta	Currency	EUR
Risk Method	None	Bloomberg ID	EQJPE1LE	Reuters ID		Core Index	No		

Description: The J.P. Morgan Equity Edge Index series offers investors access to a long-only equity portfolio that leverages the expertise of J.P. Morgan equity research.

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	141.51	31-Jan-2014
High	148.13	22-Jan-2014
Low	118.48	24-Jun-2013
Start	122.04	01-Feb-2013
End	141.51	31-Jan-2014

Risk Measures

Volatility	14.85%
Sharpe Ratio	1.08
Maximum Drawdown	-10.97%
Monthly Maximum Drawdown	-0.08%
Embedded Index Fee	---

Return Statistics

Annualized Return	16.00%
Number of Positive Months	9
Number of Negative Months	3

Return

Daily Return	-0.33%
Month to Date Return	---
Quarter To Date Return	-0.85%
Year To Date Return	-0.85%
3 Month Return	0.21%
6 Month Return	5.44%
1 Year Return	15.95%
3 Year Return	27.61%
5 Year Return	132.67%


Index Levels**
124
122
120
118
116
114
112
110
108
106
104
102
100
98
96
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

No Data found

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 8% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

+ Expand/Collapse Index Navigation

- Equity Edge Europe Large Cap (EUR) | Index Family : Equity Edge Indices

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Value	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	EQJPE1LE	**Reuters ID**		**Core Index**	No		

Description: The J.P. Morgan Equity Edge Index series offers investors access to a long-only equity portfolio that leverages the expertise of J.P. Morgan equity research.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Equity Edge Europe Large Cap (EUR)	141.81	31-Jan-2014	16.00%	16.95%	9	14.85%	1.08	-10.97%	-6 M -7 D

Index Levels**


124
120
116
112
108
104
100
96
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


16.4%
16%
15.6%
15.2%
14.8%
14.4%
14%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Equity Edge Europe Small and Mid Cap (EUR) | Index Family : Equity Edge Indices

Return to List Page | Indices Home

Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Value	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	EQJPE1SE	**Reuters ID**		**Core Index**	No		

Description: The J.P. Morgan Equity Edge Index series offers investors access to a long-only equity portfolio that leverages the expertise of J.P. Morgan equity research.\x0a

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods | Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	135.44	31-Jan-2014
High	139.91	22-Jan-2014
Low	114.54	24-Jun-2013
Start	134.85	30-Dec-2013
End	135.44	31-Jan-2014

Risk Measures

Volatility	12.18%
Sharpe Ratio	1.38
Maximum Drawdown	-8.79%
Monthly Maximum Drawdown	-0.07%
Embedded Index Fee	---

Return Statistics

Annualized Return	16.80%
Number of Positive Months	10
Number of Negative Months	2

Return

Daily Return	-0.59%
Month to Date Return	---
Quarter To Date Return	0.51%
Year To Date Return	0.51%
3 Month Return	2.08%
6 Month Return	5.89%
1 Year Return	16.75%
3 Year Return	20.77%
5 Year Return	152.69%


Index Levels**
122
120
118
116
114
112
110
108
106
104
102
100
98
96
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	0.44	-0.78	---	---	---	---	---	---	---	---	---	---	0.44

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	0.44	-0.79	—	—	—	—	—	—	—	—	—	—	0.44
2013	—	2.62	1.49	0.81	1.85	-2.87	5.72	-1.43	3.97	2.92	-0.16	1.31	16.38

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.86% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater then the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Equity Edge Europe Small and Mid Cap (EUR) | Index Family : Equity Edge Indices

Return to List Page | Indices Home

Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Value	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	EQJPE1SE	**Reuters ID**		**Core Index**	No		

Description: The J.P Morgan Equity Edge Index series offers investors access to a long-only equity portfolio that leverages the expertise of J.P. Morgan equity research.\x0a

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Equity Edge Europe Small and Mid Cap (EUR)	135.44	31-Jan-2014	16.80%	16.75%	10	12.18%	1.38	-8.75%	-6 M -21 D

Index Levels**


120
116
112
108
104
100
96
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


22%
20%
18%
16%
14%
12%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

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- Equity Edge Global Emerging Market (EUR) | Index Family : Equity Edge Indices

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Asset Class	Equity	**Region**	Multi Region	**Strategy Style**	Carry	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	EQJPG2ME	**Reuters ID**		**Core Index**	No		

Description: The J.P. Morgan Equity Edge Index series offers investors access to a long-only equity portfolio that leverages the expertise of J.P. Morgan equity research.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 27 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	80.06	27-Jan-2014
High	103.96	08-Mar-2013
Low	80.06	27-Jan-2014
Start	87.16	30-Dec-2013
End	80.06	27-Jan-2014

Risk Measures

Volatility	16.53%
Sharpe Ratio	-1.20
Maximum Drawdown	-22.99%
Monthly Maximum Drawdown	-0.11%
Embedded Index Fee	---

Return Statistics

Annualized Return	-19.77%
Number of Positive Months	3
Number of Negative Months	9

Return

Daily Return	-1.20%
Month to Date Return	---
Quarter To Date Return	-8.24%
Year To Date Return	-8.24%
3 Month Return	-15.40%
6 Month Return	-11.10%
1 Year Return	-19.53%
3 Year Return	-25.12%
5 Year Return	69.83%



Index Levels**
106
104
102
100
98
96
94
92
90
88
86
84
82
80
78
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-27-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-8.15	0.00	---	---	---	---	---	---	---	---	---	---	-8.15

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-6.10	0.09	—	—	—	—	—	—	—	—	—	—	-6.10
2013	—	0.15	0.72	-1.87	-1.22	-0.16	-3.09	-2.30	4.16	0.46	-3.06	-8.03	-14.04

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the Index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor
- The Index may not be successful, may not outperform any alternative strategy or achieve its 8% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Equity Edge Global Emerging Market (EUR) | Index Family : Equity Edge Indices

Return to List Page | Indices Home

Asset Class	Equity	**Region**	Multi Region	**Strategy Style**	Carry	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	EQJPG2ME	**Reuters ID**		**Core Index**	No		

Description: The J.P. Morgan Equity Edge Index series offers investors access to a long-only equity portfolio that leverages the expertise of J.P. Morgan equity research.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with

None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Equity Edge Global Emerging Market (EUR)	80.06	27-Jan-2014	-19.77%	-19.53%	3	16.53%	-1.20	-22.99%	–

Index Levels[1]


106
102
98
94
90
86
82
78
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


16.6%
16.2%
15.8%
15.4%
15%
14.6%
14.2%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Equity Edge Global Emerging Market (USD) | Index Family : Equity Edge Indices

Return to List Page | Indices Home

Asset Class	Equity	**Region**	Multi Region	**Strategy Style**	Carry	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	EQJPG2MU	**Reuters ID**		**Core Index**	No		

Description: The J.P. Morgan Equity Edge Index series offers investors access to a long-only equity portfolio that leverages the expertise of J.P. Morgan equity research.

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year Start Date: dd-mmm-yyyy End Date: dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 27 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	78.81	27-Jan-2014
High	98.10	01-Feb-2013
Low	78.81	27-Jan-2014
Start	86.68	30-Dec-2013
End	78.81	27-Jan-2014

Risk Measures

Volatility	17.06%
Sharpe Ratio	-1.17
Maximum Drawdown	-19.66%
Monthly Maximum Drawdown	-0.11%
Embedded Index Fee	---

Return Statistics

Annualized Return	-19.91%
Number of Positive Months	4
Number of Negative Months	8

Return

Daily Return	-1.28%
Month to Date Return	---
Quarter To Date Return	-8.14%
Year To Date Return	-8.14%
3 Month Return	-14.23%
6 Month Return	-8.49%
1 Year Return	-19.66%
3 Year Return	-24.86%
5 Year Return	79.07%


Index Levels**
102
100
98
96
94
92
90
88
86
84
82
80
78
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-27-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-9.08	0.00	--	--	--	--	--	--	--	--	--	--	-9.08

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-3.08	0.00	—	—	—	—	—	—	—	—	—	—	-3.08
2013	—	-3.29	-1.34	0.78	-2.91	-5.88	-1.00	-2.98	6.96	5.89	-2.91	-4.25	-10.18

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Equity Edge Global Emerging Market (USD) | Index Family : Equity Edge Indices

Return to List Page | Indices Home

Asset Class	Equity	**Region**	Multi Region	**Strategy Style**	Carry	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	EQJPG2NU	**Reuters ID**		**Core Index**	No		

Description: The J.P. Morgan Equity Edge Index series offers investors access to a long-only equity portfolio that leverages the expertise of J.P. Morgan equity research.

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Equity Edge Global Emerging Market (USD)	78.81	27-Jan-2014	-19.91%	-19.66%	4	17.06%	-1.17	-19.66%	--


Index Levels**
102
98
94
90
86
82
78
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%) 1 M 3 M 6 M 1 Yr


Drawdown
18%
17.6%
17.2%
16.8%
16.4%
16%
15.6%
15.2%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

+ Expand/Collapse Index Navigation

- Equity Edge Global Large Cap (EUR) | Index Family : Equity Edge Indices

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Asset Class	Equity	**Region**	Multi Region	**Strategy Style**	Value	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	EQJPG1LE	**Reuters ID**		**Core Index**	No		

Description: The J.P. Morgan Equity Edge Index series offers investors access to a long-only equity portfolio that leverages the expertise of J.P. Morgan equity research.\x0a

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year Start Date: dd-mmm-yyyy End Date: dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	124.72	31-Jan-2014
High	129.38	22-Jan-2014
Low	110.88	01-Feb-2013
Start	125.34	30-Dec-2013
End	124.72	31-Jan-2014

Risk Measures

Volatility	10.69%
Sharpe Ratio	1.17
Maximum Drawdown	-11.22%
Monthly Maximum Drawdown	-0.06%
Embedded Index Fee	---

Return Statistics

Annualized Return	12.52%
Number of Positive Months	8
Number of Negative Months	4

Return

Daily Return	-0.17%
Month to Date Return	---
Quarter To Date Return	-0.98%
Year To Date Return	-0.98%
3 Month Return	-0.14%
6 Month Return	2.83%
1 Year Return	12.48%
3 Year Return	11.63%
5 Year Return	104.26%


Index Levels**
118
116
114
112
110
108
106
104
102
100
98
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-0.49	0.09	--	--	--	--	--	--	--	--	--	--	-0.49

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2013	—	3.36	1.91	1.27	1.08	-3.98	2.90	-1.41	4.16	3.01	0.63	-0.56	16.68

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical backtested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the Index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Equity Edge Global Large Cap (EUR) | Index Family : Equity Edge Indices

Return to List Page | Indices Home

Asset Class	Equity	**Region**	Multi Region	**Strategy Style**	Value	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	EQJPG1LE	**Reuters ID**		**Core Index**	No		

Description: The J.P. Morgan Equity Edge Index series offers investors access to a long-only equity portfolio that leverages the expertise of J.P. Morgan equity research.\x0a

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year | Start Date dd-mmm-yyyy | End Date dd-mmm-yyyy | OK

Compare with None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Equity Edge Global Large Cap (EUR)	124.72	31-Jan-2014	12.62%	12.48%	8	10.09%	1.17	-11.22%	-3 M -15 D


Index Levels**
118
114
110
106
102
98
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr


Drawdown
12.2%
11.8%
11.4%
11%
10.6%
10.2%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Equity Edge Global Large Cap (USD) | Index Family : Equity Edge Indices

Return to List Page | Indices Home

Asset Class	Equity	**Region**	Multi Region	**Strategy Style**	Value	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	EQJPG1LU	**Reuters ID**		**Core Index**	No		

Description: The J.P. Morgan Equity Edge Index series offers investors access to a long-only equity portfolio that leverages the expertise of J.P. Morgan equity research

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	121.53	31-Jan-2014
High	126.81	22-Jan-2014
Low	105.58	24-Jun-2013
Start	125.11	30-Dec-2013
End	121.53	31-Jan-2014

Risk Measures

Volatility	11.66%
Sharpe Ratio	0.93
Maximum Drawdown	-9.68%
Monthly Maximum Drawdown	-0.06%
Embedded Index Fee	---

Return Statistics

Annualized Return	10.78%
Number of Positive Months	8
Number of Negative Months	4

Return

Daily Return	-0.74%
Month to Date Return	---
Quarter To Date Return	-2.11%
Year To Date Return	-2.11%
3 Month Return	-0.15%
6 Month Return	4.41%
1 Year Return	10.75%
3 Year Return	10.43%
5 Year Return	112.43%


Index Levels**
118
116
114
112
110
108
106
104
102
100
98
96
94
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	[illegible]	[illegible]	---	---	---	---	---	---	---	---	---	---	[illegible]

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2014	-2.60	-1.21	—	—	—	—	—	—	—	—	—	—	-2.60
2013	—	-0.47	0.09	3.96	-0.63	-3.70	5.12	-2.10	6.94	3.45	0.78	0.90	21.93

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Equity Edge Global Large Cap (USD) | Index Family : Equity Edge Indices

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Asset Class	Equity	**Region**	Multi Region	**Strategy Style**	Value	**Strategy Type**	Enhanced Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	EQJPG1LU	**Reuters ID**		**Core Index**	No		

Description: The J.P. Morgan Equity Edge Index series offers investors access to a long-only equity portfolio that leverages the expertise of J.P. Morgan equity research

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with

None | Reference indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Equity Edge Global Large Cap (USD)	121.53	31-Jan-2014	10.78%	10.75%	8	11.68%	0.93	-9.68%	-4 M -28 D

Index Levels**


118
114
110
106
102
98
94
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


17%
16%
15%
14%
13%
12%
11%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Equity Risk Premium C/F Yield L/S EU | Index Family : Equity Risk Premium

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Value	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RPJPFYEU	**Reuters ID**		**Core Index**	Yes		

Description: A long/short portfolio of European equities based on a company's free cash flow yield

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: --- to 03 February 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	101.62	03-Feb-2014
High	102.65	30-Jan-2014
Low	100.78	24-Jan-2014
Start	---	28-Jan-2014
End	101.62	03-Feb-2014

Risk Measures

Volatility	7.51%
Sharpe Ratio	-0.78
Maximum Drawdown	-1.75%
Monthly Maximum Drawdown	-0.02%
Embedded Index Fee	---

Return Statistics

Annualized Return	-18.14%
Number of Positive Months	0
Number of Negative Months	2

Return

Daily Return	-0.23%
Month to Date Return	-0.23%
Quarter To Date Return	-0.93%
Year To Date Return	-0.93%
3 Month Return	-0.93%
6 Month Return	-0.93%
1 Year Return	-0.93%
3 Year Return	-0.93%
5 Year Return	-0.93%

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	---	0.38	---	---	---	---	---	---	---	---	---	---	---

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved


Index Levels**
101
100.6
100.2
99.8
99.4
99
98.6
98.2
97.8
17 Jan
24 Jan
31 Jan
Selected Start Date: 01-17-2014 Selected End Date: 02-03-2014

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the index. There is no guarantee that the index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the index. The level of the index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmicreturns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

instrument over the specified time period. Compared to conventional arithmetic-return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.

Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.

Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.

Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.

Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.

5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Equity Risk Premium C/F Yield L/S EU | Index Family : Equity Risk Premium

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Value	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RPJPFYEU	**Reuters ID**		**Core Index**	Yes		

Description: A long/short portfolio of European equities based on a company's free cash flow yield

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Equity Risk Premium C/F Yield L/S EU	101.62	03-Feb-2014	-18.14%	-0.93%	0	7.81%	-0.78	-1.75%	0 M -5 D

Index Levels[1]


101
100.6
100.2
99.8
99.4
99
98.6
98.2
97.8
17 Jan
24 Jan
31 Jan

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


8%
6%
4%
2%
0%
17 Jan
24 Jan
31 Jan

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Equity Risk Premium D/Y L/S EU | Index Family : Equity Risk Premium

Return to List Page | Indices Home

Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Value	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RPJPDYEU	**Reuters ID**		**Core Index**	No		

Description: A long short portfolio of European equities based a companys dividend yield

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: --- to 03 February 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	99.14	03-Feb-2014
High	100.32	20-Jan-2014
Low	99.14	03-Feb-2014
Start	---	28-Jan-2014
End	99.14	03-Feb-2014

Risk Measures

Volatility	3.72%
Sharpe Ratio	-3.41
Maximum Drawdown	-1.18%
Monthly Maximum Drawdown	-0.01%
Embedded Index Fee	---

Return Statistics

Annualized Return	-15.34%
Number of Positive Months	0
Number of Negative Months	2

Return

Daily Return	-0.04%
Month to Date Return	-0.04%
Quarter To Date Return	-0.77%
Year To Date Return	-0.77%
3 Month Return	-0.77%
6 Month Return	-0.77%
1 Year Return	-0.77%
3 Year Return	-0.77%
5 Year Return	-0.77%

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	---	-0.88	---	---	---	---	---	---	---	---	---	---	---

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2013	—	—	—	—	—	—	—	—	—	—	—	—	—


Index Levels**
101
100.8
100.6
100.4
100.2
100
99.8
99.6
99.4
99.2
99
98.8
17 Jan
24 Jan
31 Jan
Selected Start Date: 01-17-2014 Selected End Date: 02-03-2014

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Risk Measures

Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.

Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.

Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.

Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.

Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.

5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Equity Risk Premium D/Y L/S EU | Index Family : Equity Risk Premium

Return to List Page | Indices Home

Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Value	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RPJPDYEU	**Reuters ID**		**Core Index**	No		

Description: A long short portfolio of European equities based a companys dividend yield

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Equity Risk Premium D/Y L/S EU	99.14	03-Feb-2014	-15.34%	-0.77%	0	3.72%	-3.41	-1.18%	–

Index Levels(1)


100.8
100.4
100
99.6
99.2
98.8
17 Jan
24 Jan
31 Jan

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


3%
2%
1%
0%
17 Jan
24 Jan
31 Jan

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Equity Risk Premium E/D L/S EU | Index Family : Equity Risk Premium

Return to List Page | Indices Home

Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Value	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RPJPEDEU	**Reuters ID**		**Core Index**	No		

Description: A long short portfolio of European equities based on a companys equity to debt ratio

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: — to 03 February 2014 — Export Current Statistics

Index Level Data

	Level	Date
Current	99.09	03-Feb-2014
High	99.17	01-Feb-2014
Low	97.98	23-Jan-2014
Start	—	28-Jan-2014
End	99.09	03-Feb-2014

Risk Measures

Volatility	3.05%
Sharpe Ratio	8.50
Maximum Drawdown	-0.23%
Monthly Maximum Drawdown	-0.00%
Embedded Index Fee	—

Return Statistics

Annualized Return	21.22%
Number of Positive Months	1
Number of Negative Months	1

Return

Daily Return	-0.08%
Month to Date Return	-0.08%
Quarter To Date Return	0.90%
Year To Date Return	0.90%
3 Month Return	0.90%
6 Month Return	0.90%
1 Year Return	0.90%
3 Year Return	0.90%
5 Year Return	0.90%

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	—	0.23	—	—	—	—	—	—	—	—	—	—	—

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

2013	—	—	—	—	—	—	—	—	—	—	—	—	—


Index Levels**
101
100.8
100.6
100.4
100.2
100
99.8
99.6
99.4
99.2
99
98.8
17 Jan
24 Jan
31 Jan
Selected Start Date: 01-17-2014 Selected End Date: 02-03-2014

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

Risk Measures

Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.

Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.

Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.

Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.

Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.

Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.

Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.

5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments.

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved

- Equity Risk Premium E/D L/S EU | Index Family : Equity Risk Premium

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Asset Class	Equity	**Region**	EMEA	**Strategy Style**	Value	**Strategy Type**	Enhanced Beta	**Currency**	EUR
Risk Method	None	**Bloomberg ID**	RPJPEDEU	**Reuters ID**		**Core Index**	No		

Description: A long short portfolio of European equities based on a companys equity to debt ratio

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

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None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
Equity Risk Premium E/D L/S EU	99.09	03-Feb-2014	21.22%	0.90%	1	3.05%	8.60	-0.23%	0 M -11 D

Index Levels


100.8
100.4
100
99.6
99.2
98.8
17 Jan
24 Jan
31 Jan

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


3.2%
2.8%
2.4%
2%
1.6%
1.2%
0.8%
0.4%
0%
17 Jan
24 Jan
31 Jan

(1) Calculation descriptions

Copyright © 2012, 2014 JPMorgan Chase & Co. All Rights Reserved